SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x] Filed by a party other than the Registrant [ ] Check the appropriate box:

[   ]   Preliminary proxy statement       [   ]   Confidential, for Use of the
[ x ]   Definitive proxy statement                Commission Only (as permitted
[   ]   Definitive additional materials           by Rule 14a-6(e) (2) )
[   ]   Soliciting material pursuant to
        Rule 14a-11(c) or Rule 14a-12

                              NEUROGEN CORPORATION
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                (Name of Registrant as Specified in its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than registrant)

Payment of filing fee. (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:  N/A
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(2)      Aggregate number of securities to which transactions applies:  N/A
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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:  N/A
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(4)      Proposed maximum aggregate value of transaction:  N/A
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(5)      Total fee paid:  N/A

[ ]      Fee paid previously with preliminary materials.

[ ]      Check box if any part of the  fee is offset  as  provided  by  Exchange
         Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous filing by registration statement number, or the form  or schedule  and the date of its filing.

(1)      Amount previously paid:
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(2)      Form, schedule or Registration Statement No.:
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(3)      Filing party:
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(4)      Date filed:
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                              NEUROGEN CORPORATION

                                                                   June 25, 2001

To the Stockholders of Neurogen Corporation:

     On behalf of the Board of Directors,  I cordially  invite you to attend the
2001 Annual Meeting of Stockholders of Neurogen Corporation.  The Annual Meeting
will be held on Monday,  July 16, 2001,  at 10:00 a.m.,  local time, at Neurogen
Corporation at 35 Northeast Industrial Road, Branford, Connecticut.

     A  description  of business to be  conducted  at the Annual  Meeting is set forth in the  attached  Notice  of Annual  Meeting  and  Proxy  Statement.  Also
enclosed is a copy of our 2000 Annual Report to Stockholders.

     It is important that your views be represented  whether or not you are able to be present at the Annual  Meeting.  Please  mark,  sign,  date and return the enclosed  proxy card  promptly in the  accompanying  postage-paid  envelope.  By returning  the proxy,  you can help the Company  avoid the expense of  duplicate proxy  solicitations  and possibly  having to reschedule the Annual Meeting if a quorum of  outstanding  shares is not present or  represented  by proxy.  If you attend the Annual  Meeting  and wish to change  your proxy  vote,  you may do so simply by voting in person at the Annual Meeting.

                                           Sincerely,

                                           /s/ Harry H. Penner, Jr.
                                           -------------------------------------
                                           Harry H. Penner, Jr.
                                           President and Chief Executive Officer

                              NEUROGEN CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held on July 16, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of  Stockholders of Neurogen
Corporation  will be held on Monday,  July 16, 2001 , at 10:00 a.m., local time, at Neurogen Corporation at 35 Northeast Industrial Road, Branford,  Connecticut,
for the following purposes:

     1.   To elect  twelve  directors  to the Board of  Directors,  each to hold office until the next Annual  Meeting of  Stockholders  of the Company and until such  director's  respective  successor shall have been duly elected and qualified.

     2.   To adopt the Neurogen Corporation 2001 Stock Option Plan.

     3.   To   ratify   the   appointment   by  the   Board  of   Directors   of
          PricewaterhouseCoopers LLP as the independent auditors for the Company for the fiscal year ending December 31, 2001.

     4.   To  transact  such other  business  as may  properly  come  before the meeting or any adjournment or adjournments thereof.

     This Notice is accompanied  by a form of proxy,  a Proxy  Statement and the
Company's 2000 Annual Report to  Stockholders.  The foregoing  items of business are more fully described in the Proxy Statement.

     In accordance with the Company's By-laws, the close of business on June 18,
2001 has been fixed as the Record Date for the determination of the stockholders entitled  to notice of and to vote at the  Annual  Meeting  and any  adjournment thereof.

                                           By order of the Board of Directors,

                                           /s/ Stephen R. Davis
                                           -------------------------------------
                                           Stephen R. Davis
                                           Secretary

Branford, Connecticut
June 25, 2001

                                    IMPORTANT

     To ensure your representation at the meeting,  you are urged to mark, sign, date and return the enclosed  proxy as promptly as possible in the  postage-paid envelope enclosed for that purpose.  If you attend the meeting,  you may vote in person even if you returned a proxy.

                              NEUROGEN CORPORATION
                                 PROXY STATEMENT

General
     The  enclosed  proxy is  solicited  on behalf of the Board of  Directors of
Neurogen Corporation (the "Company" or "Neurogen") for use at the Annual Meeting
of  Stockholders  to be held on July 16, 2001, at 10:00 a.m.,  local time, or at any adjournment thereof (the "Annual Meeting").  The Annual Meeting will be held at Neurogen Corporation at 35 Northeast Industrial Road, Branford,  Connecticut.
The  purposes  of the Annual  Meeting  are set forth in the  attached  Notice of
Annual Meeting of Stockholders.

     This Proxy  Statement,  the Notice of Annual Meeting of  Stockholders,  the
form of proxy and Neurogen's  Annual Report to Stockholders  are being mailed to stockholders on or about July 2, 2001.

Record Date and Share Ownership
     Stockholders  of record on the Company's  books at the close of business on
June 18, 2001 (the "Record Date") are entitled to vote at the Annual Meeting. At the Record Date,  17,433,517  shares of the Company's  Common  Stock,  par value
$.025  per  share  (the  "Common  Stock"),  were  issued  and  outstanding.  For information  concerning stock ownership by certain stockholders,  see "Principal
Stockholders".

Revocability of Proxies
     Any proxy given pursuant to this  solicitation may be revoked by the person giving it at any time  before  its use by  delivering  to the  Company a written notice of revocation  prior to the voting of the proxy or a duly executed  proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation
     Each stockholder is entitled to one vote for each share of the Common Stock held of record in his or her name on the Record Date on each matter submitted to a vote at the Annual Meeting. Cumulative voting is not permitted with respect to any proposal to be acted upon at the Annual Meeting.

     If properly executed and received by the Company before the Annual Meeting, any proxy representing shares of Common Stock entitled to be voted at the Annual
Meeting and specifying how it is to be voted will be voted accordingly. Any such proxy,  however,  which fails to specify how it is to be voted on a proposal for which a  specification  may be made will be voted on such proposal in accordance with the  recommendation  of the Board of Directors.  Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, but broker non-votes  are not counted for  purposes of  determining  whether a proposal has been approved.

     The  presence,  in person or by proxy,  of the holders of a majority of the outstanding  shares of Common  Stock  entitled  to vote at the  Annual  Meeting, excluding any shares owned by the Company,  is necessary to constitute a quorum.
Abstentions  and broker  non-votes are counted for purposes of  determining  the presence or absence of a quorum for the transaction of business.

     The cost of soliciting  proxies will be borne by the Company.  In addition, the Company expects to reimburse brokerage firms and other persons  representing beneficial owners of Common Stock for their expenses in forwarding  solicitation material to such beneficial  owners.  Proxies may be solicited by certain of the
Company's  directors,   officers  and  regular  employees,   without  additional
compensation, in person or by mail, telephone, facsimile or telegram.

     Pursuant to Delaware law, the Board of Directors has appointed an inspector to act at the Annual  Meeting.  The inspector shall carry out the duties imposed pursuant to Section 231 of the Delaware General  Corporation Law,  including the counting of votes.

                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

     Twelve  directors are to be elected to the Board of Directors at the Annual
Meeting.  Unless otherwise  instructed,  the proxy holders will vote the proxies received by them for the twelve  nominees of the Board of Directors named below, all of whom are presently  directors of the Company and have served continuously since the month and year  indicated  opposite each such  director's  name in the following  table,  each to hold  office for a term  expiring  at the next Annual
Meeting of Stockholders of the Company and until such director's successor shall have been duly  elected  and  qualified.  In the event  that any  nominee of the
Company is unable or  declines  to serve as a director at the time of the Annual
Meeting,  the proxies will be voted for any nominee who shall be  designated  by the present Board of Directors to fill the vacancy.  It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional  persons are nominated  for election as directors,  the proxy holders intend to vote all proxies  received by them in such a manner as will assure the election of as many of the nominees listed below as possible,  with any required selection among such nominees to be determined by the proxy holders.  The twelve persons  receiving  the highest vote totals shall be elected as directors of the
Company.

        The Company's Board of Directors recommends a vote FOR the nominees listed below:

Name of Nominees           Age             Principal Occupation                                                          Director Since

Felix J. Baker, PhD         32             Portfolio Manager, Tisch Family Interests;                                    May 1999
                                           Managing member of Baker-Tisch Investments LLC;
                                           Managing member of Baker Bros. Investments LLC

Julian C. Baker             34             Portfolio Manager, Tisch Family Interests;                                    May 1999
                                           Managing member of Baker-Tisch Investments LLC;
                                           Managing member of Baker Bros. Investments LLC

Barry M. Bloom, Ph.D.       72             Former Executive Vice President, Pfizer Inc                                   December 1993

Robert N. Butler, M.D.      74             CEO and President, International Longevity                                    July 1989
                                           Center; Professor of Geriatrics, Mount Sinai
                                           School of Medicine
Frank C. Carlucci           70             Chairman of the Board, Neurogen Corporation;                                  February 1989
                                           Chairman, The Carlyle Group

Jeffrey J. Collinson        59             President, Collinson Howe Venture Partners, Inc.                              May 1989

Mark Novitch, M.D.          68             Former Vice Chairman of the Board, The Upjohn                                 December 1993
                                           Company; Adjunct Professor of Health Care
                                           Sciences, George Washington University
                                           Medical Center

Harry H. Penner, Jr.(1)     55             President, Chief Executive Officer and Vice
                                           Chairman of the Board, Neurogen Corporation                                   December 1993

Robert H. Roth, Ph.D.       61             Professor of Psychiatry and Pharmacology, Yale                                December 1988
                                           University

John Simon                  58             Managing Director, Allen & Company Incorporated                               May 1989

John F. Tallman, Ph.D.(2)   54             Chairman and CEO, Wellspring Therapeutics, Inc.;                              July 1988
                                           Former Executive Vice President, Secretary and
                                           Scientific Director, Neurogen Corporation

Suzanne H. Woolsey, Ph.D.   59             Chief Communications Officer, National Academy of                             January 1998
                                           Sciences/National Research Council
----------------

(1)  In August 2000, the Company  announced that Harry H. Penner,  Jr., plans to step down as  President  and CEO.  The Company is  currently  conducting  a search for a new CEO.  Mr.  Penner has  indicated  that he plans to stay on until the search is completed.

(2)  John F.  Tallman,  Ph.D.,  retired  from his  position  as  Executive  Vice
     President,  Secretary  and  Scientific  Director of the Company,  effective
     January 15, 2001, but will continue as a member of the Board of Directors.

     There is no family relationship between any director,  executive officer or person  nominated  or chosen by the  Company to become a director  or  executive officer of the Company other than Julian and Felix Baker, who are brothers.

     Harry H. Penner,  Jr., has been President,  Chief  Executive  Officer and a director of Neurogen  since December 1993 and was appointed Vice Chairman of the
Board of Directors in May 1999. Mr. Penner was employed by Novo Nordisk A/S from
1981 to 1993,  most  recently  serving as an  Executive  Vice  President of Novo
Nordisk A/S and as President of Novo  Nordisk of North  America Inc. Mr.  Penner
holds an L.L.M.  in  International  Law from New York  University,  a J.D.  from
Fordham  University and a B.A. from the University of Virginia.  Mr. Penner also serves on the Board of Directors of Avant Immunotherapeutics,  Inc., Genaissance
Pharmaceuticals,  Inc., Packard  BioScience Company and PRA International,  Inc.
Mr. Penner is Co-Chairman of CURE, Connecticut's Bioscience Cluster, a member of the Connecticut  Board of Governors of Higher Education and chaired the Board of
Directors of the Connecticut Technology Council (CTC) from 1996 - 1998.

     Frank C.  Carlucci  has served as a director  and  Chairman of the Board of
Neurogen since February 1989. Mr.  Carlucci is principally  employed as Chairman of The Carlyle Group, a private  merchant bank. Mr. Carlucci served as Secretary of Defense of the United States from November 1987 through  January 1989.  Prior to his  appointment as Secretary of Defense,  Mr.  Carlucci was assistant to the
President of the United States for National Security  Affairs.  Mr. Carlucci had
been Chairman and Chief Executive Officer of Sears World Trade Inc. from 1984 to
1986,  after having served as President and Chief Operating  Officer since 1983.
Mr.  Carlucci  is also a director of Ashland  Inc.,  Kaman  Corporation,  Nortel
Networks (Chairman), The Quaker Oats Company, Sun Resorts, Pharmacia Corporation
and Texas Biotech Inc.

     Julian  C.  Baker has  served as a  director  of  Neurogen  since May 1999.
Together  with his brother  Felix J.  Baker,  Ph.D.,  he has managed  healthcare investments  for the Tisch Family  since 1994.  The Baker  brothers  also manage other  investment  funds  focused on the life  sciences  industry.  Prior to his partnership  with the Tisch  family,  Mr.  Baker was  employed  by the  merchant banking  affiliates of Credit Suisse First Boston.  Mr. Baker is also a director of Cellegy  Pharmaceuticals and various private companies. He holds a A.B. magna cum laude from Harvard University.

     Felix J. Baker, Ph.D., has served as a director of Neurogen since May 1999.
Together with his brother Julian C. Baker, he has managed healthcare investments for the Tisch Family since 1994. The Baker brothers also manage other investment funds  focused on the life  sciences  industry.  Dr. Baker is also a director of
Cellegy  Pharmaceuticals  and various  private  companies.  He hold a B.S.  with honors and a Ph.D. in Immunology from Stanford University.

     Barry M. Bloom,  Ph.D., has served as a director of Neurogen since December
1993.  Dr. Bloom  retired in 1993 from Pfizer where he had been  Executive  Vice
President,  Research and Development and a member of the board of directors. Dr.
Bloom is a director of Vertex  Pharmaceuticals,  Inc., Incyte Genomics, Inc. and
Cubist Pharmaceuticals, Inc.

     Robert N.  Butler,  M.D.,  has served as a director of Neurogen  since July
1989.  Dr.  Butler has served as the  Brookdale  Professor  and  Chairman of the
Department of Geriatrics  and Adult  Development  at Mount Sinai Medical  Center
since 1982.  From 1976 until 1982,  Dr. Butler was the founding  director of the
National Institute of Aging of the National Institutes of Health. Dr. Butler won
the 1976 Pulitzer Prize for his book, "Why Survive? Being Old in America". He is the  editor-in-chief of Geriatrics,  a journal for primary care physicians,  and serves on the editorial board of several other  professional  publications.  Dr.
Butler is presently Chief Executive  Officer and President of the  International
Longevity  Center-USA.  He is also a member of the  Institute of Medicine of the
National  Academy of Sciences and a founding  Fellow of the American  Geriatrics
Society. He has served as a consultant to the United States Special Committee on
Aging,  the National  Institute of Mental  Health,  the  Commonwealth  Fund, the
Brookdale Foundation and numerous other foundations and corporations.

     Jeffrey J.  Collinson has served as a director of Neurogen  since May 1989.
Mr. Collinson has served as President of Collinson Howe Venture Partners Inc., a
venture capital firm, since 1990 and was President of Schroder Venture Managers,
Inc., a venture capital firm, from 1983 to 1990. Mr. Collinson is also President of Collinson Howe and Lenox, LLC and director of American Renal Associates, LLC,
Incyte Genomics Inc., Molecular Staging, Inc. and SemperCare, Inc.

     Mark Novitch,  M.D.,  has served as a director of Neurogen  since  December
1993. Dr. Novitch was appointed  Professor of Health Care Sciences at The George
Washington University in 1994 and since 1997 has served as Adjunct Professor. He worked in senior  executive  positions at The Upjohn Company from 1985 until his retirement  as Vice  Chairman of the Board in 1993.  Dr.  Novitch  served at the
United States Food and Drug  Administration as Deputy Commissioner and as Acting
Commissioner   from   1983-1984.   Dr.   Novitch  is  a   director   of  Alteon,
Inc.(Chairman),   Calypte   Biomedical,   Inc.,  Guidant   Corporation  and  KOS
Pharmaceuticals, Inc.

     Robert H. Roth,  Ph.D., has served as a director of Neurogen since December
1988 and as a member of the Company's  Science  committees  since July 1988. Dr.
Roth has been a Professor of  Psychiatry  and  Pharmacology  at Yale  University
since 1974. Dr. Roth has a Ph.D. in  Pharmacology  from Yale  University and has published over 450 papers in the field of Neuropharmacology.

     John Simon has served as a director of Neurogen  since May 1989.  Mr. Simon is a  Managing  Director  of the  investment  banking  firm of  Allen &  Company
Incorporated.  Mr. Simon is a director of Women First Healthcare, Inc., Advanced
Technical  Products,  Inc.,  and Costar Group,  Inc.  (formerly  known as Realty
Information Group).

     John F. Tallman, Ph.D., has been a director of Neurogen since July 1988. He also served as Executive Vice  President,  Secretary and Scientific  Director of
the Company until 2001. Prior to joining Neurogen,  Dr. Tallman was an Associate
Professor of Psychiatry and  Pharmacology  at Yale  University.  Dr. Tallman had
previously  served in research director  positions at the National  Institute of
Mental Health in Bethesda,  Maryland.  Dr. Tallman received his Ph.D. in Biology from  Georgetown  University.  Dr.  Tallman  is  currently  Chairman  and CEO of
Wellspring Therapeutics,  Inc., a development stage company with a focus on stem cell therapeutics,  and is a Director of Helicon Therapeutics,  Inc., a learning and memory company.

     Suzanne H.  Woolsey,  Ph.D.,  has served as a director  of  Neurogen  since
January 1998. From 1993 to 2000, Dr. Woolsey was Chief Operating  Officer of the
National  Academy  of  Sciences/National   Research  Council   ("NAS/NRC"),   an
independent, federally chartered policy institution. Since May 2000, Dr. Woolsey has served as Chief  Communications  Officer at the  NAS/NRC,  and as a founding partner of the  Upstreet  Partners,  LLC.  Prior to  serving as Chief  Operating
Officer,  Dr.  Woolsey  served as the  Executive  Director of the  Commission on
Behavioral  and  Social  Sciences  and  Education  at the  National  Academy  of
Sciences/National  Research  Council.  Dr.  Woolsey  also serves on the Board of
Trustees for open-end  mutual funds  distributed  by Van Kampen Funds Inc.  From
1980 to 1989, Dr. Woolsey served as a Consulting Partner at Coopers and Lybrand, an  accounting  firm,  where she  developed  and directed the firm's  consulting practice with healthcare  institutions,  research organizations,  major research universities  and  corporate  general  counsels.  Dr.  Woolsey  holds a Ph.D. in clinical and social psychology from Harvard University.

Board Meetings and Committees
     The Board of Directors  of the Company held six meetings  during the fiscal year ended December 31, 2000. The Board of Directors has an Audit  Committee,  a
Compensation  Committee  and a Finance  Committee.  During the fiscal year ended
December  31,  2000,  the  Company  did not  have a  nominating  committee  or a committee performing the functions of a nominating committee.

     The Audit Committee, which consists of Messrs. Carlucci, Novitch and Simon, recommends  appointment of the Company's  independent  auditors and is primarily responsible  for approving the services  performed by the Company's  independent auditors and for reviewing and  evaluating the Company's  accounting  principles and its system of internal  accounting  controls.  In the last fiscal year,  the
Audit  Committee  held one full  meeting and three  meetings,  in which Frank C.
Carlucci  acted on  behalf  of the  Audit  Committee  in  discussions  held with management and the independent auditors.

     The Compensation Committee, which consists of Messrs. Carlucci,  Collinson,
Simon  and  Julian  Baker,  reviews  and  takes  action  on  behalf of the Board concerning the Company's  executive and employee  compensation  and stock option policies, reviews benefit programs,  supervises the administration and operation of the Company's stock option plans and determines titles and salaries and other compensation  for  the  executive  officers  of the  Company.  The  Compensation
Committee held three meetings during the last fiscal year.

Director Compensation
     Mr. Carlucci  receives a fee of $12,500 per fiscal quarter for his services as  Chairman of the Board.  Dr. Roth  receives a fee of $1,500 per month for his services as a director.  Dr. Bloom  receives a fee of $5,000 per fiscal  quarter for  consulting  services  provided  to the  Company.  Directors  of the Company receive  out-of-pocket  travel expenses in connection  with their  attendance at
Board meetings.

     Under the Neurogen  Corporation  2000  Non-Employee  Directors Stock Option
Program  (the "2000  Program"),  effective  April  2000,  each new  non-employee director  will  receive an option to acquire  5,000  shares of Common  Stock (an
"Initial Grant"),  subject to certain  adjustments,  at the fair market value on the date the director is first  elected or appointed to the Board of  Directors.
Also  under  the 2000  Program,  each  current  non-employee  director  receives
annually,   on  the  anniversary  of  such  director's   election,   reelection,
appointment or  reappointment to the Board, an option to acquire 5,000 shares of
Common Stock, subject to certain  adjustments,  at the fair market value on such grant date. The current non-employee directors were granted, or will be granted, such options on dates ranging from May 26, 2000 to May 10, 2001.

     The 2000 Program has superseded  the Company's  previous  directors'  stock option plan, the Neurogen  Corporation 1993 Non-Employee  Directors Stock Option
Program (the "1993 Program"). Under the 1993 Program, each non-employee director received an option to acquire 20,000 shares of Common Stock at its  then-current fair market value upon such director's  first election to the Board of Directors
(or in the case of existing  directors,  upon the adoption of the plan). Each of the  current  non-employee  directors  received  such a  grant.  Under  the 1993
Program,  each non-employee  director also received annually, on the anniversary of such  director's  initial grant,  an option to acquire 5,000 shares of Common
Stock.  The exercise  price on these  annual  grants is equal to the fair market value of the Common Stock on such anniversary.

     Certain other new Board  committees were established on September 25, 2000.
Each director serving on these  committees  receives a maximum amount of $12,000 on an annual basis. Upon  establishment of these Committees,  each director also received a maximum grant of 3,000 options to acquire Common Stock of the Company at the fair market value on the date of grant.  The  aggregate  amount issued to directors  serving on these committees in 2000 was $96,000 in cash  compensation and 24,000 in stock options  issued by the Company  outside of the 1993 and 2000
Programs.

Compensation Committee Interlocks and Insider Participation
     Messrs.  Carlucci,  Collinson,  Simon and Julian  Baker,  all  non-employee directors, constitute the Company's Compensation Committee. No executive officer of the  Company  serves as a member of the Board of  Directors  or  Compensation
Committee  of any entity that has one or more  executive  officers  serving as a member of the Company's Board of Directors or Compensation Committee.

                                 PROPOSAL NO. 2:
                      ADOPTION OF THE NEUROGEN CORPORATION
                             2001 STOCK OPTION PLAN

     In June of 2001,  the Executive  Committee of the Board  recommended to the
Board the  adoption  of the  Neurogen  Corporation  2001 Stock  Option Plan (the
"Plan"),   subject  to  approval  by  the  Company's  shareholders.   The  Board
subsequently ratified the Executive Committee's recommendation and determined to submit the Plan to the Company's  shareholders.  The Company's  shareholders are now requested to approve the adoption of the Plan.

     A general description of the basic features of the Plan is set forth below.
Such  description  is qualified in its entirety by reference to the full text of the Plan, which is set forth as Appendix A to this Proxy Statement.

PURPOSE

     The  purpose  of the Plan is to  attract  and  retain  the  best  available personnel,  to provide additional  incentive to employees and consultants and to promote the success of the business of the Company and its subsidiaries.

NUMBER OF SHARES

     The maximum number of shares of Company common stock,  par value $0.025 per share ("Common Stock"), as to which awards may be granted under the Plan may not exceed two million  (2,000,000)  shares;  provided,  however,  that no more than fifty  percent  (50%) of that  total  may be  issued  in the form of  restricted shares.  In the case of any  individual  participant  in the Plan,  the  maximum amount  payable in respect of stock  options in any calendar year may not exceed five hundred  thousand  (500,000) shares of Common Stock, and the maximum amount payable in respect of restricted  shares in any calendar year may not exceed two hundred  fifty  thousand  (250,000)  shares of Common  Stock.  The limits on the numbers of shares  described in this  paragraph and the number of shares subject to any award under the Plan are subject to proportional adjustment as determined by the Board,  to reflect  certain stock  changes,  such as stock  dividends and stock splits (see "Changes in Capital Structure" below).

     If any awards under the Plan expire or terminate unexercised, the shares of
Common Stock  allocable to the  unexercised or terminated  portion of such award shall again be available for award under the Plan.

ADMINISTRATION

     The administration, interpretation and operation of the Plan will be vested in the Compensation  Committee of the Board (the "Committee").  No member of the
Committee,  nor any other director who is not a salaried  employee or officer of the Company will be eligible to receive an award under the Plan.  The  Committee may  designate  persons  other than  members of the  Committee  to carry out the day-to-day  administration  of the Plan.  The Committee may also (i) delegate to the Company's  President and Chief Executive  Officer and to a Vice President of
the Company (as designated by the Committee),  acting together, the authority to grant  stock  options  or  restricted  shares to those  eligible  employees  and consultants  who are not subject to Section 16 of the Exchange Act or (ii) adopt a resolution to  automatically  provide to an employee or  consultant,  upon the initial  employment of such person or performance of services by such person,  a grant of stock  options  or  restricted  shares;  provided,  however,  that such delegation or adoption will not be effective if it would disqualify the Plan, or any  other  plan  of  the  Company  (or  of any  subsidiary)  intended  to be so qualified,  from (i) the exemption provided by SEC Rule 16b-3, (ii) the benefits provided under Section 422 of the Code, or any successor  provisions  thereto or
(iii)  entitlement  to deductions  under Code Section  162(m),  or any successor provision thereto.

ELIGIBILITY

     Employees  and   consultants,   or  those  who  will  become  employees  or
consultants,  of the Company  and/or its  subsidiaries  are  eligible to receive awards under the Plan. No determination  has been made as to future awards which may be granted under the Plan,  although it is  anticipated  that  recipients of awards will include the current executive officers of the Company.

AWARDS UNDER THE PLAN

     Introduction.  Awards  under  the Plan may  consist  of  stock  options  or restricted  shares,  each of  which  is  described  below.  All  awards  will be evidenced by an award agreement between the Company and the individual  grantee.
In the discretion of the Committee, an eligible employee may receive awards from one or both of the categories  described  below,  and more than one award may be granted to an eligible employee.

     Stock  Options.  A stock  option is an award that  entitles  an optionee to purchase  shares  of  Common  Stock at a price  fixed at the time the  option is granted.  In the case of any  individual  participant  in the Plan,  the maximum amount  payable in respect of stock  options in any calendar year may not exceed five hundred thousand  (500,000)  shares of Common Stock.  Stock options granted under the Plan may be in the form of incentive  stock options (which qualify for special tax treatment) or non-qualified stock options,  and may be granted alone or in addition to other awards under the Plan.

     The exercise  price and other terms and conditions of stock options will be determined by the Committee at the time of grant; provided, however, that in the case of incentive  stock  options the  exercise  price per share may not be less than 100% of the fair market value of a share of Common Stock on the date of the grant. Unless otherwise  determined by the Committee (in its sole discretion) at or prior to the time of grant of a stock option, or unless otherwise provided in the award  agreement or in the  optionee's  employment,  severance or consulting agreement  in respect of any such stock  option,  the term of each stock  option shall be ten years;  provided,  however,  that the term of any  incentive  stock option granted under the Plan may not exceed ten years. An option under the Plan does not provide an optionee  any rights as a  shareholder  and such rights will accrue only as to shares actually purchased through the exercise of an option.

     Unless  otherwise  determined by the Committee (in its sole  discretion) at any time  and from  time to time in  respect  of any  stock  option,  or  unless otherwise  provided  in the award  agreement  or in the  optionee's  employment, severance or consulting  agreement in respect of any such stock option,  a stock option shall become  exercisable as to its aggregate number of underlying shares of Common Stock, as determined on the date of grant, as follows:

o    20% on the first anniversary of the date of grant, provided the optionee is then employed by or providing  consulting services for the Company and/or a subsidiary;

o    40% on the second  anniversary of the date of grant,  provided the optionee is then employed by or providing consulting services for the Company and/or a subsidiary;

o    60% on the third anniversary of the date of grant, provided the optionee is then employed by or providing  consulting services for the Company and/or a subsidiary;

o    80% on the fourth  anniversary of the date of grant,  provided the optionee is then employed by or providing consulting services for the Company and/or a subsidiary; and

o    100% on the fifth  anniversary of the date of grant,  provided the optionee is then employed by or providing consulting services for the Company and/or a subsidiary.

     Notwithstanding the foregoing, a stock option shall become 100% exercisable as to its aggregate  number of underlying  shares of Common Stock upon the death of the optionee,  or upon the optionee's disability or retirement (as defined in the Plan).

     A stock option may be  exercised,  in whole or in part,  by giving  written notice of  exercise  to the  Secretary  of the  Company  (or to the  Secretary's
designee) specifying the number of shares to be purchased.  Such notice shall be accompanied by payment in full of the exercise price in cash, or by certified or personal check, bank draft, money order or wire transfer to the Company,  or, if permitted by the Committee (in its sole  discretion)  and by applicable  law, by delivery of, alone or in conjunction with a partial cash or instrument  payment,
(a) a fully-secured promissory note or notes, (b) shares of Common Stock already owned by the  optionee  for at least six (6)  months  or (c) any  other  form of payment acceptable to the Committee.

     Restricted Share Awards. Restricted share awards are grants of Common Stock made to a participant subject to conditions  established by the Committee in the relevant  award  agreement on the date of grant.  In the case of any  individual participant  in the Plan,  the maximum  amount  payable in respect of restricted shares in any calendar year may not exceed two hundred fifty thousand  (250,000)
shares of Common  Stock.  The  restricted  shares  only become  unrestricted  in accordance  with the conditions and vesting  schedule,  if any,  provided in the relevant award  agreement.  A participant  may not sell or otherwise  dispose of restricted shares until the conditions  imposed by the Committee with respect to such shares have been satisfied.  Restricted  share awards under the Plan may be granted  alone or in addition  to any other  awards  under the Plan.  Restricted shares which vest will be reissued as unrestricted shares of Common Stock.

     Each participant in the Plan who receives a grant of restricted shares will have the right to receive  all  dividends  and vote or execute  proxies for such shares.  Any stock dividends granted with respect to such restricted shares will be treated as additional restricted shares.

     Changes in Capital  Structure.  Stock options and restricted shares granted under the Plan and under any award  agreements,  the maximum number of shares of
Common Stock subject to all stock options and grants of restricted  shares,  and the maximum  number of shares  subject to stock options or represented by grants of restricted  shares that a participant  can receive in any calendar year under the Plan, shall be subject to adjustment or  substitution,  as determined by the
Committee in its sole discretion,  as to the number, price or kind of a share of stock or other  consideration  subject to stock  options or grants of restricted shares or as otherwise  determined  by the  Committee to be equitable (i) in the event of changes in the  outstanding  stock or in the capital  structure  of the
Company  by reason  of stock or  extraordinary  cash  dividends,  stock  splits,
reverse   stock    splits,    recapitalizations,    reorganizations,    mergers,
consolidations,   combinations,   exchanges,   or  other  relevant   changes  in
capitalization  occurring  after  the  date of  grant  of any  stock  option  or restricted  share or (ii) in the event of any change in applicable  laws, or any change in  circumstances,  which  results in or would result in any  substantial dilution or enlargement of the rights granted to or available for  participants, or which otherwise warrants equitable  adjustment because it interferes with the intended  operation of the Plan. In either case  described in (i) or (ii) above, such adjustment shall  substantially  preserve the value, rights and benefits of any affected  stock  options or restricted  shares.  The Company shall give each participant  notice of an  adjustment to be made pursuant to a Change in Capital
Structure and, upon notice,  such adjustment shall be conclusive and binding for all purposes.

CHANGE OF CONTROL

     If a Change of  Control  (as  defined in the Plan)  occurs and  outstanding stock options under the Plan are  converted,  assumed,  replaced or continued by the Company, a successor or an acquirer,  then, in the case and only in the case of a Participant  whose employment or consulting  relationship  with the Company and its  subsidiaries is terminated by the Company and its  subsidiaries (or any successor(s) thereto) without Cause (as defined in the Plan) prior to the second anniversary  of such Change of Control (i) any  outstanding  stock  options then held by such participant  which are  unexercisable  or otherwise  unvested shall automatically be deemed to be exercisable or otherwise  vested,  as the case may be,  as of the  date  immediately  prior  to the  date  of such  termination  of employment  or  cessation  of  services  and (ii) all  restrictions,  terms  and conditions applicable to all restricted shares then outstanding and held by such participant  shall lapse and deemed to be satisfied  as of the date  immediately prior to the date of such termination of employment or cessation of services.

     If a Change of Control occurs and the stock options  outstanding  under the
Plan are not  converted,  assumed,  replaced  or  continued  by the  Company,  a successor  or  an  acquirer,  then  (i)  all  outstanding  stock  options  shall automatically be deemed to be exercisable or otherwise vested  immediately prior to the  consummation  of the Change of  Control  and all  participants  shall be permitted to exercise  their stock  options  immediately  prior to or concurrent with the consummation of the Change in Control and (ii) all restrictions,  terms and conditions  applicable to outstanding  restricted  shares shall lapse and be deemed to be satisfied  immediately  prior to the  consummation of the Change in
Control.

     Upon entering into an agreement to effect a Change of Control,  referred to in Section 9.3(b) of the Plan, the Committee may, subject to the consummation of the Change of Control, cause all outstanding stock options to terminate upon the consummation  of the Change in Control.  If the  Committee  acts pursuant to the preceding sentence,  each affected  participant shall have the right to exercise his or her  outstanding  stock options during a period of time determined by the
Committee in its sole discretion.  Notwithstanding  the above, in the event of a
Change in Control,  then the Committee may (in its discretion) cancel any or all outstanding  stock options and cause the holders  thereof to be paid, in cash or stock  (including  any stock of a  successor  or  acquirer)  or any  combination thereof,  the  value of such  stock  options,  including  any  unvested  portion thereof,  based upon the excess of the value,  as determined by the Committee in good faith, of a share of Common Stock over the exercise price.

AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

     Unless earlier  terminated by the Board,  the Plan shall  terminate on June
29, 2011.  The Board may amend,  suspend or  terminate  the Plan (or any portion thereof) at any time.  However,  no  amendment  shall  (a) materially  adversely affect the rights of any participant  under any outstanding  award,  without the consent  of that  participant,  or (b)  increase  the  maximum  number of shares available for awards under the Plan, or the maximum  allowable  grants of shares subject to stock options or of restricted  shares to any single  participant  in any calendar year, without majority shareholder approval.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     The following is a brief and general  summary of some United States federal income tax consequences applicable to the Plan. The summary does not reflect any provisions  of the  income  tax  laws of any  state,  local  or  foreign  taxing jurisdiction.  Because the tax consequences of events and transactions under the
Plan depend upon various factors, including an individual's own tax status, each optionee who receives an award under the Plan should consult a tax advisor.

     Incentive  Stock  Options.  Stock  options  granted  under  the Plan may be incentive  stock  options  (within  the meaning of  Section 422  of the Code) or non-qualified  stock options.  Upon the grant of an incentive stock option,  the optionee will not recognize  any income.  Generally,  no income is recognized by the optionee upon the exercise of an incentive  stock option.  The optionee must increase his or her  alternative  minimum taxable income for the taxable year in which he or she exercised  the  incentive  stock option by the amount that would have been ordinary income had the option not been an incentive stock option.

     Upon the subsequent  disposition of shares acquired upon the exercise of an incentive  stock option,  the federal income tax  consequences  will depend upon when the  disposition  occurs  and the type of  disposition.  If the  shares are disposed  of by the  optionee  after  the  later  to occur of (i) the end of the two-year  period  beginning the day after the day the incentive  stock option is awarded to the optionee, or (ii) the end of the one-year period beginning on the day after the day the  shares are  issued to the  optionee  (the later of (i) or
(ii)  being  the "ISO  Holding  Period"),  any gain or loss  realized  upon such disposition  will be  long-term  capital  gain or loss,  and the  Company  (or a subsidiary)  will not be entitled to any income tax  deduction in respect of the option or its exercise.  For purposes of determining  the amount of such gain or loss, the optionee's tax basis in the shares will be the option price.

     Generally,  if the  shares are  disposed  of by the  optionee  in a taxable disposition  within the ISO Holding  Period,  the excess,  if any, of the amount realized (up to the fair market  value of the shares on the exercise  date) over the  option  price will be  compensation  taxable to the  optionee  as  ordinary income,  and the Company  generally will be entitled to a deduction  (subject to the provisions of Section  162(m) of the Code discussed  below under the caption
"Limits on  Deductions")  equal to the amount of ordinary income realized by the optionee.  Any amount realized upon such a disposition by the optionee in excess of the fair  market  value of the  shares on the  exercise  date will be capital gain.

     If an optionee  has not  remained  an  employee  of the Company  during the period  beginning with the grant of an incentive  stock option and ending on the day three months (one year if the optionee becomes disabled) before the date the option  is  exercised  (other  than in the case of the  optionee's  death),  the exercise of such option will be treated as the exercise of a non-qualified stock option with the tax consequences described below.

     Non-Qualified Stock Options. In general,  upon the grant of a non-qualified stock  option,  an  optionee  will  not  recognize  any  income.  At the  time a nonqualified  option is  exercised,  the optionee  will  recognize  compensation taxable as  ordinary  income,  and the Company  generally  will be entitled to a deduction  (subject to the  provisions of Section  162(m) of the Code  discussed below  under the  caption  "Limits on  Deductions"),  in an amount  equal to the difference  between the fair  market  value on the  exercise  date of the shares acquired  pursuant to such  exercise  and the option  price.  Upon a  subsequent disposition  of the shares,  the optionee  will  recognize  long- or  short-term capital  gain or loss,  depending  upon the holding  period of the  shares.  For purposes of  determining  the amount of such gain or loss,  the  optionee's  tax basis in the shares will be the fair market value of such shares on the exercise date.

     Effect of Share-for-Share  Exercise. If an optionee elects to tender shares of Common  Stock in partial or full payment of the option price for shares to be acquired  through the exercise of an option,  generally  the  optionee  will not recognize  any gain or loss on such  tendered  shares.  However,  if the  shares tendered  in  connection  with  any  share-for-share  exercise  were  previously
acquired   upon  the  exercise  of  an   incentive   stock   option,   and  such
share-for-share  exercise  occurs during the ISO Holding Period for such shares, then there will be a taxable  disposition  of the  tendered  shares with the tax consequences described above for the taxable dispositions during the ISO Holding
Period of the shares acquired upon the exercise of an incentive stock option.

     If the optionee tenders shares upon the exercise of a nonqualified  option, the optionee  will  recognize  compensation  taxable as ordinary  income and the
Company generally will be entitled to a deduction  (subject to the provisions of
Section  162(m)  of the Code  discussed  below  under  the  caption  "Limits  on
Deductions")  in an amount  equal only to the fair market value of the number of shares  received by the optionee upon exercise  which is in excess of the number of tendered shares, less any cash paid by the optionee.

     Restricted  Shares.  A  participant  will not recognize any income upon the award of  restricted  shares  unless the  participant  makes an  election  under
Section 83(b) of the Code in respect of such grant, as described below. Unless a participant  has made an election  under Section 83(b) of the Code in respect of any restricted shares, any dividends received by the participant with respect to restricted  shares  prior to the date the  participant  recognizes  income  with respect to such award (as described below) must be treated by the participant as compensation  taxable as ordinary  income,  and the Company  will  generally  be entitled to a  deduction,  in an amount  equal to the amount of ordinary  income recognized by the participant.  After the terms and conditions applicable to the restricted  shares are  satisfied,  or if the  participant  has made an election under  Section 83(b)  of the  Code in  respect  of the  restricted  shares,  any dividends  received by the  participant in respect of such award will be treated as a dividend taxable as ordinary  income,  and the Company will not be entitled to a deduction in respect of any such dividend payment.

     Unless the participant has made an election under Section 83(b) of the Code
(as described  below),  at the time the terms and  conditions  applicable to the restricted  shares are  satisfied,  a participant  will  recognize  compensation taxable as  ordinary  income,  and the Company  generally  will be entitled to a deduction,  in an amount  equal to the then fair  market  value of the shares of
Common Stock for which the terms and  conditions  applicable  to the  restricted share award have been satisfied. The participant's tax basis for any such shares of  Common  Stock  would be the fair  market  value on the date  such  terms and conditions are satisfied.

     A  participant  may  irrevocably  elect under  Section 83(b) of the Code to recognize  compensation  taxable as ordinary  income,  and the  Company  will be entitled to a  corresponding  deduction,  in an amount  equal to the fair market value of such restricted shares  (determined  without regard to any restrictions thereon) on the date of grant.  Such an election must be made by the participant not later than 30 days after the date of grant.  If such an election is made, no income  would be  recognized  by the  participant  (and the Company  will not be entitled to a  corresponding  deduction)  at the time the  applicable  terms and conditions are satisfied.  The participant's tax basis for the restricted shares received and for any shares of Common Stock subsequently held in respect thereof would be the fair market  value of the  restricted  shares  (determined  without regard to any restrictions thereon) on the date of grant. If a participant makes such an election and  subsequently  all or part of the award is  forfeited,  the participant will not be entitled to a deduction as a result of such forfeiture.

     The  holding  period for  capital  gain or loss  purposes in respect of the
Common Stock  underlying an award of restricted  shares shall  commence when the terms and conditions  applicable to the restricted shares are satisfied,  unless the participant makes a timely election under Section 83(b) of the Code. In such case,  the holding  period  will  commence  immediately  after the grant of such restricted shares.

     Limits on  Deductions.  Under  Section  162(m) of the Code,  the  amount of compensation  paid to the chief executive officer and the four other most highly paid  executive  officers of the  Company in the year for which a  deduction  is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person in any year, except that qualified performance-based compensation will be excluded for purposes of calculating the amount of compensation  subject to this
$1,000,000  limitation.  The  ability of the  Company to claim a  deduction  for compensation  paid to any other  executive  officer or  employee  of the Company
(including its subsidiaries) is not affected by this provision.

     The  Company  has  structured  the Plan so that  the  Company  may  claim a deduction in connection with (i) the exercise of non-qualified stock options and
(ii) the  disposition  during the ISO  Holding  Period by an  optionee of shares acquired upon the exercise of incentive  stock  options,  provided that, in each case, the requirements imposed on qualified performance-based compensation under
Section  162(m) of the Code and the  regulations  thereunder  are satisfied with respect to such awards.  Because  restricted share awards under the Plan are not deemed to be qualified  performance-based  compensation  under Section 162(m) of the Code,  amounts for which the Company may claim a deduction upon the lapse of any  restrictions  on  such  restricted  share  awards  will be  subject  to the limitations on deductibility under Section 162(m).

     Additional  Information.  The  recognition  by an employee of  compensation income  with  respect  to a grant or an award  under the Plan will be subject to withholding for federal income and employment tax purposes.  If an employee,  to the  extent  permitted  by the terms of a grant or award  under  the Plan,  uses shares  of Common  Stock to  satisfy  the  federal  income  and  employment  tax withholding  obligation,  or any similar  withholding  obligation  for state and local tax  obligations,  the  employee  will  recognize a capital  gain or loss, short-term or long-term,  depending on the tax basis and holding period for such shares of Common Stock.

     If the  provisions  of the Plan  relating  to a Change  of  Control  become
applicable,   certain  compensation  payments  or  other  benefits  received  by
"disqualified individuals" (as defined in Section 280G(c) of the Code) under the
Plan or otherwise may cause or result in "excess parachute payments" (as defined in Section  280G(b)(1) of the Code).  Pursuant to Section 280G of the Code,  any
amount that  constitutes  an excess  parachute  payment is not deductible by the
Company (or by any subsidiary).  In addition, Section 4999 of the Code generally imposes a 20%  excise  tax on the amount of any such  excess  parachute  payment received  by such a  disqualified  individual,  and any  such  excess  parachute payments will not be deductible by the Company (or by any subsidiary).

                                   * * * * * *

     At June 18, 2001,  the total number of  outstanding  shares of Common Stock was 17,433,517 shares. The closing price of the Common Stock on the NASDAQ Stock
Market on June 18, 2001 was $19.05 per share.

EFFECTIVE DATE

     The Plan is  effective  on June 29,  2001,  the date of its adoption by the
Board of Directors subject to shareholder  approval.  The Plan will terminate on
June 29, 2011, except with respect to awards then  outstanding.  After such date no further  awards will be granted under the Plan unless the Plan is extended by the Board.

APPROVAL OF THE NEUROGEN CORPORATION 2001 STOCK OPTION PLAN

     To become effective,  the Neurogen  Corporation 2001 Stock Option Plan must be  approved  by the  affirmative  vote of a  majority  of the votes cast at the
Annual  Meeting on this  proposal by the  holders of the shares of Common  Stock entitled to vote thereat.

     The Board of Directors  recommends that the stockholders  vote FOR approval of  this  proposal.  If not  otherwise  specified,  proxies  will be  voted  FOR approval.

                                 PROPOSAL NO. 3:
                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The Board of Directors has selected PricewaterhouseCoopers LLP, independent certified public accountants,  as auditors to audit the financial  statements of the Company  for the year  ending  December  31,  2001 and  recommends  that the stockholders  ratify  such  selection.  PricewaterhouseCoopers  LLP  audited the
Company's  annual  financial  statements for the fiscal years ended December 31,
2000, 1999, and 1998.

     Stockholder ratification of the selection of PricewaterhouseCoopers  LLP as the Company's  independent  auditor is not required by the Company's  by-laws or
otherwise.    However,    the   Board   is    submitting    the   selection   of
PricewaterhouseCoopers  LLP to the  stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection,  the
Board will  reconsider  whether or not to retain the firm. Even if the selection is ratified, the Board, or the Audit Committee acting on behalf of the Board, in its  discretion  may direct the  appointment  of a different firm of independent auditors at any time if the Board, or the Audit Committee,  determines that such a change would be in the best interests of the Company and its stockholders.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     The Board of Directors recommends a vote FOR approval of this proposal.  If not otherwise specified, proxies will be voted FOR approval.

                             PRINCIPAL STOCKHOLDERS

     The following  table sets forth, as of March 1, 2001,  certain  information with respect to the beneficial ownership of Common Stock by each person known by
Neurogen to own  beneficially  more than five percent of its outstanding  Common
Stock,  by each  director  and  officer of  Neurogen  and by all  directors  and officers as a group:

                                                                      Amount and                     Approximate
Name and Address                                                 Nature of Beneficial                  Percent
of Beneficial Owner                                                   Ownership(1)                     Owned(2)

Four Partners ..................................                       2,977,300                        17.1%
   867 Madison Ave.
   New York, NY  10021
Pfizer Inc......................................                       2,846,000                        16.4%
   235 East 42nd Street
   New York, NY 10017
Oppenheimer Funds...............................                       1,485,000                         8.5%
   Two World Trade Center, 34th Floor
   New York, NY 10048
Janus Capital Corporation.......................                       1,442,325                         8.3%
   100 Fillmore Street
   Denver, CO  80206

Harry H. Penner, Jr. (3)........................                         498,673                         2.8%
John F. Tallman, Ph.D. (4)......................                         319,240                         1.8%
Alan J. Hutchison, Ph.D. (5)....................                         163,190                           *
Stephen R. Davis (6)............................                          95,102                           *
Kenneth R. Shaw, Ph.D. (7)......................                          77,750                           *
James V. Cassella, Ph.D. (8)....................                         115,517                           *
Frank C. Carlucci (9)(10).......................                         199,278                         1.1%
Felix J. Baker, Ph.D. (11)(12)..................                         197,566                         1.1%
Julian C. Baker (11)(12)........................                         209,074                         1.2%
Barry M. Bloom, Ph.D. (13)......................                          30,114                           *
Robert N. Butler, M.D. (14).....................                          22,946                           *
Jeffrey J. Collinson (15).......................                          49,197                           *
Mark Novitch, M.D. (16).........................                          53,114                           *
Robert H. Roth, Ph.D. (17)......................                          66,656                           *
John Simon (18)(19).............................                          80,494                           *
Suzanne H. Woolsey, Ph.D. (20)..................                          28,239                           *
All directors and officers
   as a group (16 persons) (21).................                       2,032,950                        11.7%

----------------------------
*    Less than one percent (1%).

(1)  Share  ownership in each case  includes  shares  issuable  upon exercise of outstanding  common stock  options  exercisable  within 60 days of March 1,
     2001.

(2)  Percentage  of  the  outstanding  shares  of  Common  Stock,   treating  as
     outstanding for each beneficial owner all shares of Common Stock which such beneficial owner has indicated are issuable under stock options exercisable within 60 days of March 1, 2001.

(3)  Includes  451,500 shares of Common Stock that Harry H. Penner,  Jr. has the right to acquire under stock options exercisable within 60 days of March 1,
     2001.

(4)  Includes 211,936 shares of Common Stock that John F. Tallman, Ph.D. has the right to acquire under stock options exercisable within 60 days of March 1,
     2001.  Does not  include  2,000  shares of Common  Stock  owned by Kathleen
     Person,  Dr.  Tallman's  spouse.  Kathleen Person and Dr. Tallman  disclaim beneficial ownership of each other's shares.

(5)  Includes  162,000 shares of Common Stock that Alan J. Hutchison,  Ph.D. has the right to acquire  under  stock  options  exercisable  within 60 days of
     March 1, 2001.

(6)  Includes  92,375 shares of Common Stock that Stephen R. Davis has the right to acquire under stock options exercisable within 60 days of March 1, 2001.

(7)  Includes 77,750 shares of Common Stock that Kenneth R. Shaw,  Ph.D. has the right to acquire under stock options exercisable within 60 days of March 1,
     2001.

(8)  Includes  114,312 shares of Common Stock that James V. Cassella,  Ph.D. has the right to acquire  under  stock  options  exercisable  within 60 days of
     March 1, 2001.

(9)  Includes 40,000 shares of Common Stock owned by Mr. Carlucci's wife.

(10) Includes 48,698 shares of Common Stock subject to stock options exercisable within 60 days of March 1, 2001.

(11) Includes 19,674 shares of Common Stock subject to stock options exercisable within 60 days of March 1, 2001.

(12) Includes  173,200  shares of Common Stock owned by entities with respect to which Felix J. Baker,  Ph.D. and Julian C. Baker have or share the power to vote and/or dispose of securities owned by such entities.

(13) Includes 29,114 shares of Common Stock subject to stock options exercisable within 60 days of March 1, 2001.

(14) Includes 22,946 shares of Common Stock subject to stock options exercisable within 60 days of March 1, 2001.

(15) Includes  3,880  shares of Common  Stock  held by a  corporation  which Mr.
     Collinson controls.  Does not include 13,500 shares of Common Stock held by
     Schroder's  Incorporated,  for which Mr.  Collinson  shares  investment and voting power, but has disclaimed beneficial ownership. Also includes 22,685 shares of Common Stock exercisable within 60 days of March 1, 2001.

(16) Includes 49,114 shares of Common Stock subject to stock options exercisable within 60 days of March 1, 2001.

(17) Includes 33,656 shares of Common Stock subject to stock options exercisable within 60 days of March 1, 2001.

(18) Does  not  include   shares  of  Common  Stock  held  by  Allen  &  Company
     Incorporated  and  by  persons  and  entities  which  may be  deemed  to be affiliated  with Allen & Company  Incorporated,  of which  shares Mr. Simon disclaims beneficial ownership.

(19) Includes 46,990 shares of Common Stock subject to stock options exercisable within 60 days of March 1, 2001.

(20) Includes 28,239 shares of Common Stock subject to stock options exercisable within 60 days of March 1, 2001.

(21) Includes  1,430,663  shares  of  Common  Stock  subject  to  stock  options exercisable within 60 days of March 1, 2001.

                               EXECUTIVE OFFICERS

     In addition to Mr. Penner and Dr.  Tallman (See  "Election of  Directors"),
the other executive  officers of the Company who are elected by and serve at the discretion of the Board of Directors, are as follows:

Name                           Age                     Position                                    Officer Since

Alan J. Hutchison, Ph.D.........47                     Senior Vice President-Drug Discovery        June 1994

Stephen R. Davis................40                     Senior Vice President and                   July 1994
                                                       Chief Business Officer

Kenneth R. Shaw, Ph.D...........44                     Senior Vice President - Chemistry           April 1999
                                                       and Pre-Clinical Development

James V. Cassella, Ph.D.........46                     Vice President - Clinical Research          April 1999
                                                       and Development

     Alan J. Hutchison,  Ph.D.,  has been Senior Vice  President-Drug  Discovery since 1997. Dr.  Hutchison  joined Neurogen in 1989 as Director of Chemistry and became a Vice  President  of the Company in 1992.  From 1981 through  1989,  Dr.
Hutchison was employed by Ciba-Giegy,  most recently as a Distinguished Research
Fellow.  Dr. Hutchison  received his B.S. in Chemistry from Stevens Institute of
Technology and received his Ph.D. from Harvard University.

     Stephen R. Davis, has been Senior Vice President and Chief Business Officer of Neurogen  since  January  2000.  Mr.  Davis  joined  Neurogen in 1994 as Vice
President of Finance and Chief Financial  Officer.  From 1990 through June 1994,
Mr. Davis was  employed by Milbank,  Tweed,  Hadley & McCloy as a corporate  and securities  attorney.  Previously,  Mr. Davis  practiced  as a Certified  Public
Accountant  with Arthur Andersen & Co. Mr. Davis received his B.S. in Accounting from Southern Nazarene University and a J.D. degree from Vanderbilt University.

     Kenneth R. Shaw,  Ph.D.,  joined  Neurogen in 1989 and has been Senior Vice
President of Chemistry and Pre-Clinical  Development  since April 1999. Dr. Shaw began his industrial career in 1983 at Ciba-Geigy as a Senior Scientist and also spent 2 years as Scientific Director at Franklin Diagnostics.  Dr. Shaw received a B.S. in Chemistry  from the  University  of Rochester in 1979,  and a Ph.D. in
Organic Chemistry from Columbia University in 1983.

     James V.  Cassella,  Ph.D.,  joined  Neurogen  in 1989  and has  been  Vice
President of Clinical  Research  and  Development  since 1995.  Prior to joining
Neurogen,  Dr.  Cassella was an Assistant  Professor of  Neuroscience at Oberlin
College. Dr. Cassella received his Ph.D. in Psychology from Dartmouth College in
1983 and  subsequently  held a  Postdoctoral  Fellowship  in the  Department  of
Psychiatry at Yale University's School of Medicine.

Officer Compensation

     For the three years ended  December 31, 2000,  1999,  and 1998, the Company paid the  amounts  shown in the  following  table  with  respect  to each of the executive officers of the Company.

                                                      Summary Compensation Table

                                                                                                       Long-Term
                                                                                                      Compensation
                                                                                               ----------------------------
                                                        Annual Compensation                      Awards         Payouts
                                             -----------------------------------------         ----------    --------------
                                                                             Other             Securities
                                                                             Annual            Underlying         LTIP             All Other
Name and Principal                 Year      Salary       Bonus           Compensation         Options(a)       Payouts          Compensation
Position                                       ($)         ($)                ($)                 (#)             ($)                 ($)
------------------------------     ---------------------------------------------------         ----------------------------------------------

Harry H. Penner, Jr.               2000     417,476           0            36,729(b)                  0       1,417,500(p)          15,128(c)
President, Chief Executive Officer 1999     397,083           0            37,748(d)                  0               0             13,735(c)
and Vice Chairman of the Board     1998     358,417     116,000            41,939(e)             75,000(o)            0             15,072(c)

John F. Tallman                    2000     257,000           0            27,546(f)                  0       1,063,125(p)          11,483(c)
Executive Vice-President,          1999     259,583           0            28,312(g)                  0               0             11,559(c)
Scientific Director                1998     226,917      60,000            31,455(h)             45,000(o)            0             12,192(c)
and Secretary

Alan J. Hutchison                  2000     258,538      67,575            24,868(i)             40,000         885,938(p)          10,830(c)
Senior Vice President-Drug         1999     246,417      32,025            26,063(j)             22,500               0             10,543(c)
Discovery                          1998     216,792      54,000            28,926(k)             37,500(o)            0             10,818(c)

Stephen R. Davis                   2000     242,810      63,480            16,481(l)             35,000         744,188(p)          10,646(c)
Senior Vice President and          1999     217,917      24,188            16,327(m)             17,000               0             10,100(c)
Chief Business Officer             1998     181,025      40,000            18,148(n)             31,500(o)            0             10,141(c)

Kenneth R. Shaw                    2000     216,275      56,775            16,481(l)             35,000         708,750(p)             420(c)
Senior Vice President - Chemistry  1999     205,000      23,063            16,327(m)             16,000               0                567(c)
and Pre-Clinical Development       1998     158,250      40,000            18,148(n)             30,000(o)            0                714(c)

James V. Cassella                  2000     190,000      42,750            16,481(l)             30,000         442,969(p)          10,830(c)
Vice President - Clinical Research 1999     170,000      19,125            16,327(m)             13,500               0             10,524(c)
and Development                    1998     158,250      35,000            18,148(n)             18,750(o)            0             10,314(c)
------------------------

(a)  References to SARs in the Summary  Compensation  Table and all other tables in this Proxy  Statement  have been  omitted,  since the  Company has never issued SARs, although under the Neurogen Corporation 1993 Omnibus Incentive
     Plan it has the ability to do so.
(b)  Includes $28,571 of forgiveness of loan,  forgiveness of interest of $4,442 on loan and income tax reimbursements of $3,716.
(c)  Includes premiums for life insurance,  and matching  contribution  received from participation in the Company's 401(k) plan.
(d)  Includes $28,571 of forgiveness of loan,  forgiveness of interest of $4,997 on loan and income tax reimbursements of $4,180.
(e)  Includes $28,571 of forgiveness of loan,  forgiveness of interest of $7,279 on loan and income tax reimbursements of $6,089.
(f)  Includes $21,429 of forgiveness of loan,  forgiveness of interest of $3,331 on loan and income tax reimbursements of $2,786.
(g)  Includes $21,429 of forgiveness of loan,  forgiveness of interest of $3,748 on loan and income tax reimbursements of $3,135.
(h)  Includes $21,429 of forgiveness of loan,  forgiveness of interest of $5,459 and income tax reimbursements of $4,567.
(i)  Includes $21,429 of forgiveness of loan,  forgiveness of interest of $1,873 and income tax reimbursements of $1,567.
(j)  Includes $21,429 of forgiveness of loan,  forgiveness of interest of $2,523 on loan and income tax reimbursements of $2,111.
(k)  Includes $21,429 of forgiveness of loan,  forgiveness of interest of $4,082 and income tax reimbursements of $3,415.
(l)  Includes $10,714 of forgiveness of loan,  forgiveness of interest of $3,140 and income tax reimbursements of $2,627.
(m)  Includes $10,714 of forgiveness of loan,  forgiveness of interest of $3,056 on loan and income tax reimbursements of $2,257.
(n)  Includes $10,714 of forgiveness of loan,  forgiveness of interest of $4,048 and income tax reimbursement of $3,386.
(o)  One half of this grant was in the form of stock options and one half was in the form of restricted  stock subject to forfeiture if the common stock did not meet certain performance criteria within 4 years of issuance.
(p)  Reflects the value of  performance  based  restricted  stock based upon the
     February 18, 2000 closing price of $47.25 per share.  On this date Neurogen
     Common Stock met  pre-specified  performance  criteria which  triggered the removal of the restrictions on trading.

     For the year ended  December  31,  2000,  the  following  tables  summarize incentive compensation paid to executive officers.

                                                            Option Grants in Last Fiscal Year

                                   Number of
                                   Securities      % of Total                                      Potential Realizable Value
                                   Underlying    Options Granted     Exercise or                   at Assumed Annual Rates of
                                    Options      to Employees in     Base Price     Expiration      Stock Price Appreciation
Name                                Granted        Fiscal Year       ($/Share)         Date              for Option Term

                                                                                                       5%($)        10%($)
                                                                                                      ------        ------

Harry H. Penner, Jr.                       0            0%              -                -              -             -
John F. Tallman                            0            0%              -                -              -             -
Alan J. Hutchison                     40,000            5%            35.125          12/31/05       388,176       857,767
Stephen R. Davis                      35,000            5%            35.125          12/31/05       339,654       750,546
Kenneth R. Shaw                       35,000            5%            35.125          12/31/05       339,654       750,546
James V. Cassella                     30,000            4%            35.125          12/31/05       291,132       643,325

                           Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                                     Number of Securities Underlying           Value of Unexercised
                        Shares                           Unexercised Options at            In-the-Money Options at Fiscal
                      Acquired on        Value             Fiscal Year-End (#)                      Year-End($)(a)
Name                  Exercise(#)     Realized($)(a)     Exercisable/Unexercisable            Exercisable/Unexercisable

Harry H. Penner, Jr.   113,000         3,293,626             451,500/70,500                      9,910,688/1,356,563
John F. Tallman         39,022           805,856             211,936/47,250                      3,876,218/  918,281
Alan J. Hutchison       25,000           385,000             162,000/94,250                      2,841,125/1,039,031
Stephen R. Davis        36,000           672,625              92,375/70,625                      1,509,641/  671,891
Kenneth R. Shaw         28,100           349,850              77,750/69,500                      1,106,375/  651,313
James V. Cassella        8,600           106,450             114,312/59,813                      2,190,155/  566,829
----------------

(a)  Difference between option price and fair market value of the shares at time of exercise or at year-end, respectively.

Terms and Conditions of Certain Employment and Severance Agreements

     The compensation  package for Harry H. Penner,  Jr., as President and Chief
Executive  Officer,  included a salary  paid  pursuant  to a two year  renewable employment  agreement  between Mr.  Penner and the Company  which  originated in
October  1993.  The  agreement  was most  recently  extended  for an  additional two-year term as of December 1, 1999.  Under such  agreement,  Mr. Penner's base salary  of  $394,000  per  annum in 1999 was  increased  to  $415,670  effective
December 1, 1999.  Such increase was, and any future  increases  will be, at the discretion of the Board of Directors.  The  employment  agreement  restricts Mr.
Penner from  competing with the Company for the term of the agreement and, under certain conditions, for a period of one year after termination of his employment with the Company.

     The  compensation  package  during  1998 and 1999 for John F.  Tallman,  as
Executive Vice President and Scientific Director of Neurogen,  included a salary paid pursuant to an  employment  agreement  between Dr.  Tallman and the Company which was effective from June 1994 to December 1999. In December 1999,  Neurogen announced  that Dr.  Tallman  planned  to move to an  advisory  role.  Effective
January 15, 2001,  Dr.  Tallman  retired  from his  position as  Executive  Vice
President,  Secretary and Scientific Director. Dr. Tallman continues to serve as a member of the Board of Directors.

     The   compensation   package  for  Alan  J.   Hutchison,   as  Senior  Vice
President-Drug  Discovery  of  Neurogen,  includes a salary  paid  pursuant to a two-year  renewable  employment  agreement between Dr. Hutchison and the Company effective  December 1, 1997.  The agreement  was most  recently  extended for an additional  two-year  term as of December  1, 1999.  Under such  agreement,  Dr.
Hutchison's  base salary of $257,420 per annum in 2000 was increased to $272,865 effective December 1, 2000. Such increase was, and any future increases will be, at the discretion of the Board of Directors.  The employment agreement restricts
Dr. Hutchison from competing with the Company for the term of the agreement and, under  certain  conditions,  for a period of one year after  termination  of his employment with the Company.

     The  compensation  package for Stephen R. Davis,  Vice  President and Chief
Business  Officer of  Neurogen,  includes a salary  paid  pursuant to a two-year renewable  employment  agreement  between Mr.  Davis and the  Company  effective
December 1, 1997.  The agreement  was most  recently  extended for an additional two-year  term as of December 1, 1999.  Under such  agreement,  Mr.  Davis' base salary  of  $241,275  per  annum in 2000 was  increased  to  $256,335  effective
December 1, 2000.  Such increase was, and any future  increases  will be, at the discretion of the Board of Directors.  The  employment  agreement  restricts Mr.
Davis from  competing  with the Company for the term of the agreement and, under certain conditions, for a period of one year after termination of his employment with the Company.

     The  compensation  package  for  Kenneth R.  Shaw,  Senior  Vice  President
-Chemistry and  Pre-Clinical  Development,  includes a salary paid pursuant to a two-year  renewable  employment  agreement  between  Dr.  Shaw  and the  Company effective  December 1, 1999.  Under such  agreement,  Dr.  Shaw's base salary of
$216,275 per annum in 2000 was increased to $229,250 effective December 1, 2000.
Such increase was, and any future  increases  will be, at the  discretion of the
Board of Directors.  The employment  agreement restricts Mr. Shaw from competing with the Company for the term of the agreement  and,  under certain  conditions, for a period of one year after termination of his employment with the Company.

       REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS(1):

     The Compensation  Committee  consists  entirely of outside  directors.  The
Compensation  Committee is responsible for  establishing and  administering  the policies which govern both the annual  compensation and stock ownership programs of the Company.  On an annual basis,  the Compensation  Committee  evaluates the performance  of management  and  determines  the  compensation  of the Company's executive  officers.  The  Compensation  Committee's  policies  and programs are designed  to further  the  Company's  goal of  increasing  shareholder  value by
motivating  and  retaining  executive  officers.   These  policies  include  the
following objectives:

o    Providing base salaries that take into consideration executive compensation paid by other similar biotechnology companies. Peer companies generally are at a  comparable  stage  of  development,  are  pursuing  R&D  programs  of comparable nature and complexity,  have similar potential risks and rewards and have similar market capitalization,  size and financial condition. This objective  also takes  into  account  the  competitive  demand for  quality
     personnel  in  the   pharmaceutical   and   biotechnology   experience  and
     capabilities.

o    Providing  periodic  bonus  awards for the  accomplishment  of  significant goals.

o    Providing equity  participation,  such as stock option grants or restricted stock,  for  the  purpose  of  aligning  executive  officers'  longer  term interests  with  those of the  shareholders.  The size and nature of equity based  compensation  grants are based  upon the  Company's  performance  in meeting its goals.

     Traditional measures of corporate  performance,  such as earnings per share or sales growth, do not readily apply to most biotechnology  companies which are heavily  focused on  research  and  development  activities  designed to produce future earnings.  In determining the  compensation of the Company's  executives, the  Compensation  Committee  looks to other  criteria to measure the  Company's progress. These criteria include the Company's progress in:

o    advancing drug candidates through clinical trials,

o    discovering and developing  multiple  clinical  candidates in the Company's portfolio of drug programs,

o    developing new drug targets and discovering  potential drug leads for these targets,

o    developing valuable drug discovery technologies,

o    establishing and executing strategic collaborations with other parties and

o    securing  capital  sufficient  to advance  and expand  the  Company's  drug development and technology programs.

     The Compensation  Committee believes that outstanding  performance in these areas will contribute to the long-term  success of the Company and the growth of
shareholder  value.  The  Compensation   Committee  specifically  considers  the
achievement  of milestones  related to expansion of the  Company's  portfolio of drug development  programs,  the development of multiple drug candidates  within individual  programs and the progress of individual  candidates within each such program. In addition,  the Compensation  Committee considers the extent to which the Company's shares have changed in value. However, the Compensation  Committee recognizes that, in the short-term, the market price of the Company's shares may be affected by industry  events and market  conditions  which are  transient  in nature and beyond the  control of  management.  This is  especially  true in the biotechnology  industry,  which is characterized by long product lead times, the iterative  trial and error nature of drug  development,  highly  volatile  stock prices and fluctuating  availability of capital.  Accordingly,  the Compensation
Committee attempts to retain and appropriately motivate the Company's executives by balancing the  consideration of shorter term strategic goals with longer term objectives  essential to creating maximum  shareholder  value. In many instances the qualitative  factors by which the  Compensation  Committee  judges corporate
performance   necessarily  involve  a  subjective   assessment  of  management's
performance.   Moreover,   the   Compensation   Committee   does  not  base  its
considerations on any single performance factor nor does it specifically  assign relative weights to factors, but rather considers a mix of factors and evaluates
Company and individual performance against that mix.

     Compensation  paid by the Company to its executive  officers is designed to be competitive with  compensation  packages paid to the management of comparable companies  in the  biotechnology  industry.  Toward that end,  the  Compensation
Committee  reviews  both  independent  survey  data as  well  as  data  gathered internally.  From time to time,  the  Committee  obtains  the  counsel of expert
compensation  consultants.   Total  compensation  for  the  Company's  executive
officers  includes a base salary  component  and may also include other forms of incentives.  Incentive  compensation  may  consist  of  cash  bonuses  based  on satisfying  corporate  goals  as  well  as  on  meeting  individual  performance objectives.  In  addition,  executive  officers are eligible for grants of stock options and  restricted  stock as an element of their total annual  compensation package. This component is intended to motivate and retain executive officers to improve  long-term stock  performance.  Stock option and restricted stock awards are granted at the discretion of the Compensation  Committee.  Generally,  stock options vest in equal  amounts over four or five years,  have a five or ten year term and are exercisable  during the term of the option at the fair market value of the underlying  Common Stock on the date of grant. As with cash bonuses,  the number of options to be granted to each executive officer is based on the degree of attainment of predetermined Company and individual objectives,  with emphasis on those which have long-term  strategic  value.  The Company  generally  grants stock options to all employees  and uses stock options as a bonus  vehicle.  The
Compensation Committee administers the Incentive Plan.

     The  Company  achieved  significant  milestones  and met most of its  goals during the fiscal year ended  December  31,  2000.  The  Compensation  Committee considered the following  developments in awarding incentive  compensation based on the Company's  performance in 2000:  advancement into Phase II human clinical trials of NGD 91-3,  the Company's lead  anti-anxiety  drug  candidate;  further development  in Phase I human  clinical  trials of NGD 97-1,  the Company's lead
Alzheimer's disease drug candidate; the accomplishment of significant milestones in implementing  an AIDD technology  system for Pfizer pursuant to a $27 million three-year  technology  transfer  agreement;  the  completion  of a $41  million private placement; the discovery of drug leads in a new area where no leads have been  previously  discovered  despite  more  than  a  decade  of  effort  in the pharmaceutical  industry; the advancement of drug leads and potential candidates in many of the Company's programs;  and the further advancement of the Company's proprietary AIDD drug discovery platform.

     At the end of 2000,  the  Compensation  Committee  reviewed  the  Company's fiscal 2000 performance and the performance of the Company's executive officers.
Based upon this  review  and in  recognition  of the  Company's  achievement  of significant  milestones,  the Committee awarded cash incentive bonuses and stock option grants to executive officers. The Committee used compensation  guidelines provided by a  compensation  consulting  firm to assist it in  relating  Company performance to compensation  levels.  To remain  competitive  with the Company's peers,  the  Committee  also  reviewed  the  compensation  levels of officers at comparable  companies  and  raised  the  2001  base  salaries  of the  Company's executive officers.

     In August 2000, the Company  announced  that Harry H. Penner,  Jr, plans to step down as President and CEO. The Company is currently conducting a search for a new CEO.  Mr.  Penner  has  indicated  he plans to stay on until the search is completed.  In recognition that Mr. Penner will be leaving the Company, no stock option or cash award was made to Mr. Penner for fiscal 2000.

     By the Compensation Committee: Jeffrey J. Collinson, Julian C. Baker, Frank
C. Carlucci and John Simon

-------------------

     (1) This Section is not  "soliciting  material," is not deemed "filed" with the SEC and is not to be  incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended,  or the Securities Exchange Act of
1934,  whether  made  before or after the date  hereof and  irrespective  of any general incorporation language in any such filing.

                             AUDIT COMMITTEE REPORT

     The  Audit  Committee  consists  of  three  non-employee  directors,  Frank
Carlucci,  Mark Novitch and John Simon. Each Audit Committee member qualifies as an  independent  director as defined by the National  Association  of Securities
Dealers Listing Standards.  The Audit Committee has received written disclosures
and  a  letter  from   PricewaterhouseCoopers  LLP,  the  Company's  independent
accountants,   required  by   Independence   Standards  Board  Standard  No.  1,
Independence   Discussions   with  Audit   Committees,   which  relates  to  the
accountants'  independence  from the Company and its related  entities,  and has discussed with PricewaterhouseCoopers LLP their independence from the Company.

     In accordance with its written charter  (attached  hereto as Appendix "A"),
the  Audit   Committee   assists  the  Board  of  Directors  in  fulfilling  its
responsibility  for  oversight of the quality and  integrity of the  accounting, auditing and  financial  reporting  practices of the Company.  In this  context, management and the Company's independent  accountants review with the full Audit
Committee  the  Company's  annual  financial  results  and with Frank  Carlucci,
Chairman  of the Audit  Committee  and  Chairman  of the  Board,  the  Company's
quarterly  financial  results  prior to  publication.  The Audit  Committee  has reviewed  and  discussed  the audited  financial  statements  for the year ended
December 31, 2000 with management and the Company's independent accountants, and has  discussed  matters  required by  Statement  of Auditing  Standards  No. 61,
Communication with Audit Committees, with the independent accountants.  Based on the review and discussions  referred to herein, the Audit Committee  recommended that the  Board of  Directors  and  management  include  the  Company's  audited financial statements in its annual report on Form 10-K.

     By the Audit Committee: Frank Carlucci, Mark Novitch and John Simon

            FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

     For the fiscal year ended  December 31, 2000,  PricewaterhouseCoopers  LLP,
the  Company's  independent  auditor  and  principal   accountant,   billed  the
approximate fees set forth below.

Audit Fees...............................................................$87,000
Financial Information Systems Design and Implementation Fees.............$    -
All Other Fees...........................................................$70,000

                              PERFORMANCE GRAPH(1)

     The  following  graph  compares  the  yearly  percentage  in the  Company's cumulative  total  stockholder  return  on its  Common  Stock  during  a  period commencing  on December  31, 1995 and ending  December  31, 2000 (as measured by dividing  (i)  the  sum of (A)  the  cumulative  amount  of  dividends  for  the measurement  period,  assuming  dividend  reinvestment,  and (B) the  difference between the Company's share price at the end and the beginning of the period; by
(ii) the share price at the beginning of the period) with the cumulative  return of the NASDAQ Stock Market Index (U.S.  and Foreign) and the Amex  Biotechnology
Index.  It should be noted that Neurogen has not paid dividends on Common Stock,
and  no  dividends  are  included  in  the   representation   of  the  Company's
performance.  The stock price  performance on the graph below is not necessarily indicative of future price performance.

     (1) This Section is not  "soliciting  material," is not deemed "filed" with the SEC and is not to be  incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended,  or the Securities Exchange Act of
1934,  whether  made  before or after the date  hereof and  irrespective  of any general incorporation language in any such filing.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pfizer Inc ("Pfizer"),  a beneficial owner of more than five percent of the
Common Stock, paid $8.6 million in research  funding,  $0.3 million in milestone payments,  $16.5 million in payments related to a technology transfer agreement, and made certain  reimbursements to the Company in the last fiscal year pursuant to the  terms of  various  collaborative  agreements  and  technology  transfers between Pfizer and the Company.  These amounts constituted payments in excess of five percent of Neurogen's consolidated gross revenues for the last fiscal year.
Neurogen   expects  to  receive  amounts  in  excess  of  five  percent  of  its consolidated  gross revenues from Pfizer in fiscal year 2001. In connection with the  collaborations  with Pfizer,  the Company has granted  Pfizer  registration rights  with  respect  to shares of the  Company's  Common  Stock  purchased  in connection with the collaborations as well as the right to maintain its level of investment in the Company in future public offerings of Common Stock.

     In 1995, the Company made unsecured, non-interest bearing loans to Harry H.
Penner, Jr., its President and Chief Executive Officer,  and to John F. Tallman,
its Executive Vice President and Scientific Director, in the amounts of $200,000 and $150,000, respectively. In 1994, the Company made an unsecured, non-interest bearing loan to Alan J. Hutchison, its Senior Vice President-Drug  Discovery, of
$150,000.  In 1997, the Company made  unsecured,  non-interest  bearing loans to
Stephen R. Davis,  its Senior Vice  President  and Chief  Business  Officer,  to
Kenneth R. Shaw, Senior Vice President - Chemistry and Pre-Clinical Development,
and to James V. Cassella, Vice President - Clinical Development of $75,000 each.
The largest aggregate amount of indebtedness outstanding at any time during 2000 with respect to each of Mr. Penner, Dr. Tallman,  Dr. Hutchison,  Mr. Davis, Dr.
Shaw and Dr. Cassella was  approximately  $74,000,  $55,000,  $43,000,  $51,000,
$51,000  and  $51,000,   respectively.   Information  regarding  forgiveness  of
indebtedness  and forgiveness of interest on indebtedness is contained under the caption "Executive Officers-Summary Compensation Table."

              SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based  solely on its review of the forms  required by Section  16(a) of the
Securities  Exchange  Act of 1934,  as amended,  that have been  received by the
Company,  the Company believes that all filing  requirements for 2000 applicable to its officers,  directors and beneficial owners of greater than ten percent of its Common Stock have been  complied  with,  except for the  following:  John F.
Tallman, Ph.D.,  inadvertently failed to file his Form 4-Statement of Changes in
Beneficial  Ownership for the month of May. The related transaction was reported in his Form 5-Annual Statement of Beneficial Ownership of Securities for 2000.

                                  OTHER MATTERS

     The Board of  Directors  of the  Company  knows of no other  matters  to be submitted to the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem  appropriate,  unless they are directed by proxy to do otherwise.

            STOCKHOLDERS' PROPOSALS TO BE PRESENTED AT THE COMPANY'S
                       NEXT ANNUAL MEETING OF STOCKHOLDERS

     Stockholder  proposals  intended to be presented at the 2002 Annual Meeting of Stockholders of the Company must be received by the Company, at its principal executive  offices not later than December 20, 2001,  for inclusion in the Proxy
Statement and Proxy relating to the 2002 Annual Meeting of Stockholders.

     In addition,  the proxy  solicited  by the Board of Directors  for the 2002
Annual Meeting of Stockholders  will confer  discretionary  authority to vote on any stockholder proposal presented at that meeting,  unless we are provided with notice of such proposal no later than March 31, 2002.

     THE COMPANY WILL MAIL WITHOUT CHARGE TO EACH  STOCKHOLDER  ENTITLED TO VOTE
AT THE ANNUAL  MEETING,  UPON WRITTEN  REQUEST,  A COPY OF THE COMPANY'S  ANNUAL
REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF
EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WRITTEN REQUESTS
SHOULD BE SENT TO:  CORPORATE  SECRETARY,  NEUROGEN  CORPORATION,  35  NORTHEAST
INDUSTRIAL ROAD, BRANFORD, CONNECTICUT 06405.

                                                                Stephen R. Davis
                                                                       Secretary

June 25, 2001

                                                                      APPENDIX A

                              Neurogen Corporation

                             2001 Stock Option Plan

                                    * * * * *

     1. Purpose.  The purpose of the Neurogen Corporation 2001 Stock Option Plan
(the "Plan") is to attract and retain the best available  personnel,  to provide additional  incentive to employees and consultants and to promote the success of the business of Neurogen  Corporation  (the "Company") and its  Subsidiaries (as
defined below).

     2. Certain Definitions. For purposes of the Plan, the following terms shall have the meanings set forth below:

          2.1  "Award  Agreement"  shall  mean  the  agreement   executed  by  a
               Participant  pursuant to the  provisions of Sections 3.2 and 12.4 of the Plan in connection  with the granting of a Stock Option or of Restricted Shares.

          2.2  "Board"  shall mean the Board of  Directors  of the  Company,  as constituted from time to time.

          2.3  "Cause"  shall mean,  for  purposes  of this Plan,  either of the following:  (a) if a  Participant  is a party to an employment or consulting agreement with the Company or with any Subsidiary, the meaning as defined in such  agreement;  or (b) if the Participant is not party to such an agreement,  (i) commission of a felony or misdemeanor;  (ii)  failure  to  abide  by any  material  Company
               policy;   (iii)  [gross]  negligence  or  willful  misconduct  in
               connection with job duties; or (iv) continuing refusal to perform
               job  duties  after  written   notice  of  such  failure  [and  an
               opportunity  to cure such  non-performance].  In the event that a
               Participant  is party to an employment  or  consulting  agreement with the Company or with any  Subsidiary,  and such employment or consulting  agreement permits the Participant to terminate his or her employment  for "good reason" (as defined in such  agreement)
               or under any constructive  termination  provision  permitting the employee to terminate his or her employment and receive severance
               benefits,   then  if  the  Participant   terminates  his  or  her
               employment  or consulting  relationship  with the Company or with any Subsidiary  for "good reason" or under any such  constructive termination  provision,  he or she  shall be  deemed to have been terminated  by the Company or its  Subsidiary  without  Cause for purposes  of  this  Plan.  [Any  determination  of  Cause  by the
               Compensation Committee or its designee shall be conclusive, final and binding on the Participant, and on all persons claiming under or through such Participant, for purposes of this Plan.]

          2.4  "Change of Control"  shall,  for purposes of this Plan, be deemed to have occurred (i) when any person or persons acting in concert
               (within  the  meaning  of Section  13(d)(3)  or  14(d)(2)  of the
               Exchange  Act),  excluding  Company  benefit  plans,  becomes the beneficial  owner of securities  of the Company  having more than fifty  percent  (50%)  of  the  voting  power  of  the  Company's then-outstanding  securities;  (ii) upon the  consummation of any
               merger  or  other   business   combination   of  the  Company  (a
               "Transaction"),  other than a Transaction  immediately  following which those persons who were  shareholders of the Company and any trustee  or  fiduciary  of  any  Company  employee  benefit  plan immediately  prior to the Transaction own more than fifty percent
               (50%)  of  the  voting  power,  directly  or  indirectly,  of the surviving  corporation  in any  such  merger  or  other  business combination; (iii) when, within any twelve (12) month period, the persons who were  directors  immediately  before the beginning of such  period  (the  "Incumbent  Directors")  shall cease (for any reason other than death) to constitute at least a majority of the
               Board or the board of  directors  of a successor  to the Company.
               For this  purpose,  any  director  who was not a director  at the beginning  of such  period  shall be  deemed  to be an  Incumbent
               Director if such  director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent  Directors (so long as such  director was not nominated by a person who has expressed an intent to effect a Change of  Control  or engage in a proxy or
               other  control  contest);   or  (iv)  when  a  plan  of  complete
               liquidation of the Company shall have been adopted or the holders of voting  securities  of the  Company  shall  have  approved  an agreement  for the sale or  disposition  by the  Company  (in one transaction  or  through  a  series  of  transactions)  of all or substantially all of the Company's assets.

          2.5  "Code" shall mean the Internal Revenue Code of 1986, as in effect and as  amended  from  time to  time,  or any  successor  statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

          2.6  "Committee"  shall mean the  committee  established  from time to time in the sole  discretion of the Board to administer the Plan, as described in Section 3 of the Plan, and  consisting  solely of two or more directors who are non-employee directors for purposes of SEC Rule 16b-3, and who are outside  directors for purposes of
               Section  162(m)  of the  Code  and  the  regulations  promulgated thereunder.

          2.7  "Common Stock" shall mean the common stock,  par value $0.025 per share,  of the Company or any  security of the Company  issued by the Company in substitution or exchange therefor.

          2.8  "Company"   shall   mean   Neurogen   Corporation,   a   Delaware
               corporation,   or   any   successor   corporation   to   Neurogen
               Corporation.

          2.9  "Disability"   shall   mean   disability   as   defined   in  the
               Participant's  then-effective employment or consulting agreement.
               If the participant is not then a party to an effective employment
               or   consulting   agreement   with  the  Company   which  defines
               disability,  "Disability"  shall mean disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's  long-term  disability plan, if any.
               Subject to the first  sentence of this  Section  2.8, at any time that the Company does not maintain a long-term  disability  plan,
               "Disability"  shall mean any physical or mental  disability which is determined  to be total and permanent by a physician  selected in good faith by the Company.

          2.10 "Exchange Act" shall mean the Securities Exchange Act of 1934, as in effect  and as  amended  from time to time,  or any  successor
               statute  thereto,   together  with  any  rules,  regulations  and
               interpretations promulgated thereunder or with respect thereto.

          2.11 "Fair Market  Value" shall mean,  on or with respect to any given date(s),  the closing price for the Common Stock,  as reported on the NASDAQ  Stock Market for such date(s) or, if the Common Stock was not traded on such date(s), on the immediately  preceding day
               (or days) on which the Common  Stock was  traded.  If at any time the Common  Stock is not traded on the NASDAQ Stock  Market,  the
               Fair Market Value of a share of Common Stock shall be  determined in good faith by the Committee.

          2.12 "Incentive  Stock Option" means any Stock Option granted pursuant to the  provisions  of  Section 6 of the Plan  (and the  relevant
               Award  Agreement)  that is  intended  to be (and is  specifically designated as) an "incentive  stock option" within the meaning of
               Section 422 of the Code.

          2.13 "Non-Qualified  Stock  Option"  means  any Stock  Option  granted pursuant  the  provisions  of  Section  6 of the  Plan  (and  the relevant  Award  Agreement)  that  is not  (and  is  specifically designated as not being) an Incentive Stock Option.

          2.14 "Participant" shall mean any individual who is selected from time to time under  Section 5  to receive a Stock Option or a grant of
               Restricted Shares under the Plan.

          2.15 "Plan"  shall mean the  Neurogen  Corporation  2001 Stock  Option
               Plan,  as set forth  herein and as in effect and as amended  from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

          2.16 "Restricted  Shares" shall mean the  restricted  shares of Common
               Stock granted pursuant to the provisions of Section 7 of the Plan and the relevant Award Agreement.

          2.17 "Retirement"   shall  mean  the   voluntary   retirement  by  the
               Participant  from  active  employment  with the  Company  and its
               Subsidiaries on or after the attainment of age sixty-five (65).

          2.18 "SEC" shall mean the Securities and Exchange  Commission,  or any successor governmental agency.

          2.19 "SEC Rule 16b-3" shall mean Rule 16b-3, as promulgated by the SEC under Section 16(b) of the Exchange Act, or any successor rule or regulation  thereto, as such Rule is amended or applied from time to time.

          2.20 "Stock  Option"  shall  mean an award  granted  to a  Participant pursuant to the provisions of Section 6 of the Plan.

          2.21 "Subsidiary(ies)"  shall  mean any  corporation  (other  than the
               Company), partnership or limited liability company in an unbroken chain of entities,  including and beginning with the Company,  if each of such entities, other than the last entity in the unbroken chain,  owns,  directly or  indirectly,  more than fifty  percent
               (50%) of the voting stock, partnership or membership interests in one of the other entities in such chain.

3.   Administration.

          3.1  General. The Plan shall be administered by the Committee.

          3.2  Plan  Administration  and Plan Rules. The Committee is authorized to construe and interpret the Plan and to  promulgate,  amend and rescind rules and regulations  relating to the implementation and administration  of the Plan.  Subject to the terms and conditions
               of  the  Plan,  the  Committee  shall  make  all   determinations
               necessary or advisable for the  implementation and administration of the Plan  including,  without  limitation,  (a)  selecting the
               Plan's Participants, (b) granting Stock Options and making grants of  Restricted  Shares in such amounts and form as the  Committee shall  determine,  (c)  imposing  such  restrictions,  terms  and conditions  upon such Stock Options and upon grants of Restricted
               Shares  as  the  Committee  shall  deem   appropriate,   and  (d)
               correcting any technical defect(s) or technical  omission(s),  or reconciling any technical inconsistency(ies), in the Plan and any
               Award Agreement.  The Committee may designate  persons other than members of the Committee to carry out the day-to-day  ministerial administration  of the Plan under such conditions and limitations as it may  prescribe.  The  Committee  may  (i)  delegate  to the
               Company's  President  and Chief  Executive  Officer and to a Vice
               President of the Company (as designated by the Committee), acting together,  the  authority  to grant Stock  Options or  Restricted
               Shares to those eligible  employees and  consultants  who are not subject  to  Section  16 of the  Exchange  Act or  (ii)  adopt  a resolution to automatically provide to an employee or consultant, upon the  initial  employment  of such person or  performance  of services by such person,  a grant of Stock  Options or Restricted
               Shares: provided,  however, that such delegation or adoption will not be effective if it would  disqualify  the Plan,  or any other plan of the  Company  (or of any  Subsidiary)  intended  to be so qualified,  from (i) the  exemption  provided  by SEC Rule 16b-3,
               (ii) the benefits  provided under Section 422 of the Code, or any successor  provisions  thereto or (iii) entitlement to deductions under Code Section 162(m),  or any successor  provision  thereto.
               The Committee's determinations under the Plan need not be uniform and may be made selectively  among  Participants,  whether or not such  Participants  are similarly  situated.  Any  determination, decision  or  action  of the  Committee  in  connection  with the construction,  interpretation,  administration, or implementation of the Plan  shall be  final,  conclusive  and  binding  upon all
               Participants  and any  person(s)  claiming  under or through  any
               Participants.  The  Company  shall  effect the  granting of Stock
               Options and Restricted  Shares under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements  and/or other  instruments in such form as is approved by the Committee.

          3.3  Liability  Limitation.  Neither the Board nor the Committee,  nor
               any  member of  either,  shall be liable  for any act,  omission, interpretation,  construction or determination made in good faith in connection  with the Plan (or with any Award  Agreement),  and the members of the Board and the  Committee  shall be entitled to indemnification  and  reimbursement  by the Company in respect of
               any  claim,   loss,   damage  or  expense   (including,   without
               limitation,  attorneys'  fees) arising or resulting  therefrom to the fullest extent permitted by law, by the Company's Certificate of  Incorporation,  as amended,  and/or under any  directors' and officers'  liability  insurance  coverage  which may be in effect from time to time.

4.   Term of Plan/Common Stock Subject to Plan.

          4.1  Term.  The Plan shall  terminate  on June 29,  2011,  except with respect to Stock  Options  and grants of  Restricted  Shares then
               outstanding.   After  such  date  no  further  Stock  Options  or
               Restricted Shares shall be granted under the Plan.

          4.2  Common  Stock.  The maximum  number of shares of Common  Stock in respect  of which  Stock  Options  and  Restricted  Shares may be granted  under the Plan,  subject to  adjustment  as  provided in
               Section 9.2 of the Plan, shall not exceed two million (2,000,000)
               shares  of Common  Stock;  provided,  however,  that no more than fifty  percent  (50%) of that  total may be issued in the form of
               Restricted  Shares pursuant to the provisions of Section 7 of the
               Plan.  Common  Stock  which may be  issued  under the Plan may be either authorized and unissued shares or issued shares which have been  reacquired  by the  Company  and which  are  being  held as treasury  shares.  No fractional  shares of Common Stock shall be issued under the Plan. If any Stock Options expire unexercised or
               if  any  Stock  Options  or  grants  of  Restricted   Shares  are
               forfeited,  surrendered,  canceled, terminated or settled in cash in lieu of Common  Stock,  the shares of Common  Stock which were theretofore  subject  (or  potentially  subject)  to  such  Stock
               Options or to such  grants of  Restricted  Shares  shall again be available  for grants of Stock  Options or of  Restricted  Shares under  the Plan to the  extent  of such  expiration,  forfeiture, surrender, cancellation, termination or settlement.

5.   Eligibility.   Individuals   eligible  for  Stock  Options  and  grants  of
     Restricted  Shares under the Plan shall be  determined  by the Committee in its sole discretion and shall be limited to employees of and consultants to the Company and its Subsidiaries, and persons who may become such employees or consultants.

6.   Stock Options.

          6.1  Terms and Conditions.  Stock Options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive
               Stock Options or Non-Qualified  Stock Options (sometimes referred to collectively  herein as "Stock  Options").  Such Stock Options shall be  subject to the terms and  conditions  set forth in this
               Section  6 and  to  any  additional  terms  and  conditions,  not inconsistent  with the express terms and  provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

          6.2  Grant.  Stock  Options may be granted under the Plan in such form
               as  the  Committee  may  from  time  to  time  approve.   Special
               provisions  shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the
               Code) more than ten percent  (10%) of the total  combined  voting power  of all  classes  of  stock of the  Company  or its  parent corporation or any Subsidiary of the Company,  within the meaning of Section 424(e) and (f) of the Code (a "10% Shareholder").

          6.3  Exercise  Price.  The  exercise  price per share of Common  Stock subject to a Stock Option shall be determined  by the  Committee, including, without limitation, a determination based on a formula determined by the Committee at the time of grant and indicated in the Participant's Award Agreement;  provided,  however,  that the exercise  price of an  Incentive  Stock  Option shall not be less than one hundred  percent  (100%) of the Fair Market Value of the
               Common  Stock on the date of the  grant of such  Incentive  Stock
               Option;  provided,  further,  however,  that in the case of a 10%
               Shareholder,  the  exercise  price of an  Incentive  Stock Option shall not be less than one hundred ten percent (110%) of the Fair
               Market Value of the Common Stock on the date of grant.

          6.4  Term.  In respect  of any Stock  Option  granted  under the Plan, unless  otherwise  (a)  determined  by the Committee (in its sole discretion) at or prior to the time of grant of a Stock Option or
               (b)  provided  in the  Award  Agreement  or in the  Participant's employment,  severance or consulting  agreement in respect of any such Stock  Option,  the term of each Stock  Option  shall be ten
               (10) years;  provided,  however,  that the term of any  Incentive
               Stock Option shall not exceed ten (10) years (five (5) years,  in the  case  of a  10%  Shareholder)  after  the  date  immediately preceding  the  date on  which  the  Incentive  Stock  Option  is granted.

          6.5  Method of Exercise. A Stock Option may be exercised,  in whole or in part, by giving written notice of exercise to the Secretary of the  Company  (or to the  Secretary's  designee)  specifying  the
               number  of  shares  to  be   purchased.   Such  notice  shall  be
               accompanied  by payment in full of the exercise price in cash, or by certified or personal check,  bank draft,  money order or wire transfer to the Company or, if permitted by the Committee (in its sole  discretion) and by applicable law, by delivery of, alone or in conjunction with a partial cash or instrument  payment,  (a) a fully-secured  promissory  note or  notes,  (b)  shares of Common
               Stock  already  owned by the  Participant  for at  least  six (6)
               months  or (c)  any  other  form  of  payment  acceptable  to the
               Committee.  Payment  instruments shall be received by the Company subject to collection.  The proceeds received by the Company upon exercise  of any  Stock  Option  may be used by the  Company  for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

          6.6  Maximum  Grant.  During any calendar  year,  no  Participant  may receive Stock Options to purchase more than five hundred thousand
               (500,000) shares of Common Stock under the Plan.

          6.7  Exercisability.  In respect of any Stock Option granted under the
               Plan,  unless  otherwise (a)  determined by the Committee (in its sole  discretion) at any time and from time to time in respect of any such Stock Option or (b)  provided in the Award  Agreement or
               in  the   Participant's   employment,   severance  or  consulting
               agreement in respect of any such Stock Option,  such Stock Option shall become  exercisable as to the aggregate number of shares of
               Common Stock  underlying such Stock Option,  as determined on the date of grant, as follows:

               o    twenty percent (20%) on the first anniversary of the date of grant of the Stock Option,  provided the Participant is then employed by or providing consulting services for the Company and/or one of its Subsidiaries;

               o    forty percent (40%) on the second anniversary of the date of grant of the Stock Option,  provided the Participant is then employed by or providing consulting services for the Company and/or one of its Subsidiaries;

               o    sixty percent (60%) on the third  anniversary of the date of grant of the Stock Option,  provided the Participant is then employed by or providing consulting services for the Company and/or one of its Subsidiaries;

               o    eighty  percent (80%) on the fourth  anniversary of the date of grant of the Stock Option,  provided the  Participant  is then  employed by or providing  consulting  services for the
                    Company and/or one of its Subsidiaries; and

               o    one hundred  percent (100%) on the fifth  anniversary of the date of grant of the Stock Option,  provided the Participant is then employed by or providing consulting services for the
                    Company and/or one of its Subsidiaries.

                    Notwithstanding  anything to the contrary  contained in this
               Section 6.7 such Stock Option  shall  become one hundred  percent
               (100%) exercisable as to the aggregate number of shares of Common
               Stock underlying such Stock Option upon the death,  Disability or
               Retirement of the Participant.

7.   Restricted Shares.

          7.1  Terms  and  Conditions.  Awards  of  Restricted  Shares  shall be subject to the terms and  conditions  set forth in this Section 7 and any additional terms and conditions,  not  inconsistent  with the express  terms and  provisions  of the Plan, as the Committee shall set forth in the relevant Award  Agreement.  Subject to the terms of the Plan,  the Committee  shall  determine the number of
               Restricted  Shares  to  be  granted  to  a  Participant  and  the
               Committee may provide or impose different terms and conditions on any particular  Restricted  Share grant made to any  Participant.
               With respect to each Participant receiving an award of Restricted
               Shares,   there   shall  be  issued  a  stock   certificate   (or
               certificates)  in respect of such Restricted  Shares.  Such stock
               certificate(s)   shall  be   registered   in  the  name  of  such
               Participant,  shall be accompanied by a stock power duly executed by  such  Participant,  and  shall  bear,  among  other  required legends, the following legend:

               "THE  TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK
               REPRESENTED  HEREBY  ARE  SUBJECT  TO THE  TERMS  AND  CONDITIONS
               (INCLUDING,  WITHOUT LIMITATION,  FORFEITURE EVENTS) CONTAINED IN
               THE  NEUROGEN  CORPORATION  2001 STOCK  OPTION  PLAN AND AN AWARD
               AGREEMENT  ENTERED INTO BETWEEN THE  REGISTERED  OWNER HEREOF AND
               NEUROGEN CORPORATION. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE
               ON FILE IN THE OFFICE OF THE  SECRETARY OF NEUROGEN  CORPORATION,
               BRANFORD,   CT.   NEUROGEN   CORPORATION   WILL  FURNISH  TO  THE
               RECORDHOLDER OF THE CERTIFICATE,  WITHOUT CHARGE AND UPON WRITTEN
               REQUEST AT ITS PRINCIPAL  PLACE OF BUSINESS,  A COPY OF SUCH PLAN
               AND AWARD AGREEMENT.  NEUROGEN  CORPORATION RESERVES THE RIGHT TO
               REFUSE TO RECORD THE TRANSFER OF THIS CERTIFICATE  UNTIL ALL SUCH
               RESTRICTIONS ARE SATISFIED,  ALL SUCH TERMS ARE COMPLIED WITH AND
               ALL SUCH CONDITIONS ARE SATISFIED."

               Such stock certificate  evidencing such shares shall, in the sole discretion  of the  Committee,  be  deposited  with  and  held in custody by the Company until the restrictions  thereon shall have lapsed  and all of the terms and  conditions  applicable  to such grant shall have been satisfied.

          7.2  Restricted Share Grants. A grant of Restricted Shares is an award of shares of Common Stock  granted to a  Participant,  subject to such restrictions, terms and conditions, if any, as the Committee
               deems   appropriate,    including,    without   limitation,   (a)
               restrictions on the sale, assignment,  transfer, hypothecation or other  disposition of such shares,  (b) the requirement  that the
               Participant  deposit  such  shares  with the  Company  while such shares are subject to such restrictions,  and (c) the requirement that such shares be forfeited  upon  termination of employment or service  for  any  reason  or  for  specified  reasons  within  a specified  period of time  (including,  without  limitation,  the failure to achieve designated performance goals).

          7.3  Restriction Period. In accordance with the provisions of Sections
               7.1 and 7.2 of the Plan and unless  otherwise  determined  by the
               Committee in its sole  discretion  (subject to the  provisions of
               Section  10.2 of the  Plan) at any  time  and from  time to time,
               Restricted  Shares shall only become  unrestricted  and vested in the Participant in accordance with such vesting  schedule and any other applicable  restrictions,  terms and conditions relating to such Restricted Shares, if any, as the Committee may establish in the relevant Award Agreement (the "Restriction  Period").  During
               the Restriction  Period,  such stock shall be and remain unvested and  a  Participant  may  not  sell,  assign,  transfer,  pledge, encumber or otherwise  dispose of or hypothecate such stock. Upon satisfaction  of the vesting  schedule  and any other  applicable restrictions,  terms and  conditions,  the  Participant  shall be entitled to receive the Restricted  Shares or a portion  thereof, as the case may be, as provided in Section 7.4 of the Plan.

          7.4  Payment of Restricted Share Grants. After the satisfaction and/or lapse of the  restrictions,  terms and conditions  established by the Committee in respect of a grant of Restricted  Shares,  a new certificate,  without  the legend set forth in Section 7.1 of the
               Plan,  for the  number of shares  of  Common  Stock  which are no longer subject to such restrictions,  terms and conditions shall,
               as  soon  as   practicable   thereafter,   be  delivered  to  the
               Participant.

          7.5  Shareholder Rights. A Participant shall have, with respect to the shares of Common Stock  underlying a grant of Restricted  Shares, all of the rights of a shareholder  of such stock (except as such rights  are  limited  or  restricted  under  the  Plan  or in the relevant Award Agreement). Any stock dividends paid in respect of
               unvested   Restricted  Shares  shall  be  treated  as  additional
               Restricted  Shares and shall be subject to the same  restrictions and  other  terms  and  conditions  that  apply  to the  unvested
               Restricted  Shares in respect of which such stock  dividends  are issued.

          7.6  Maximum  Grant.  During any calendar  year,  no  Participant  may receive  grants  of  Restricted  Shares  awarding  more  than two hundred fifty thousand (250,000) shares of Common Stock under the
               Plan.

8.   Non-transferability.  Unless  otherwise  provided in a Participant's  Award
     Agreement,  no Stock Option or unvested Restricted Shares under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned,  transferred,  sold,  exchanged,  encumbered,  pledged, or
     otherwise   hypothecated   or   disposed  of  by  a   Participant   or  any
     beneficiary(ies) of any Participant,  except by testamentary disposition by a  Participant  or pursuant to the laws of  intestate  succession.  No such interest  shall be  subject  to  execution,  attachment  or  similar  legal process,  including,  without  limitation,  seizure  for the  payment  of a
     Participant's  debts,  judgments,  alimony,  or separate  maintenance.  Any attempt to sell, exchange,  transfer, assign, pledge, encumber or otherwise dispose of or hypothecate  in any way any such awards,  rights or interests or the levy of any execution,  attachment or similar legal process thereon, contrary  to the  terms of this  Plan,  shall be null and void and  without legal force or effect.  Unless otherwise provided in a Participant's  Award
     Agreement, Stock Options are exercisable only by the Participant during the lifetime of the Participant.

9.   Changes in Capitalization and Other Matters.

          9.1  No Corporate Action  Restriction.  The existence of the Plan, any
               Award  Agreement  and/or the Stock Options or  Restricted  Shares
               granted  hereunder  or  thereunder  shall  not  limit,  affect or restrict  in any way the  right or power of the  Board to make or authorize (a) any adjustment, recapitalization, reorganization or other  change  in  the  Company's  or  any  Subsidiary's  capital structure  or its  business,  (b) any  merger,  consolidation  or change in the ownership of the Company or any Subsidiary, (c) any
               issue  of  bonds,   debentures,   capital,   preferred  or  prior
               preference  stocks  ahead of or  affecting  the  Company's or any
               Subsidiary's  capital  stock  or  the  rights  thereof,  (d)  any dissolution or liquidation of the Company or any Subsidiary,  (e)
               any sale or transfer of all or any part of the  Company's  or any
               Subsidiary's  assets or business,  or (f) any other corporate act or proceeding by the Company or any  Subsidiary.  No Participant,
               beneficiary  or any other person shall have any claim against any
               member  of  the  Board,   the  Committee,   the  Company  or  any
               Subsidiary, or any employees, officers, shareholders or agents of the Company or any Subsidiary, as a result of any such action.

          9.2  Changes in Capital Structure. Stock Options and Restricted Shares
               granted under the Plan and under any Award Agreements  evidencing such Stock Options or Restricted  Shares,  the maximum  number of shares of Common Stock subject to all Stock Options and grants of
               Restricted  Shares stated in Section 4.2, and the maximum  number of shares  subject to Stock Options or  represented  by grants of
               Restricted  Shares that a Participant can receive in any calendar year pursuant to the provisions of Section 6.6 or Section 7.6, as applicable,  shall be subject to adjustment or  substitution,  as determined  by the  Committee in its sole  discretion,  as to the number,  price or kind of a share of stock or other consideration subject to such Stock Options or grants of  Restricted  Shares or as otherwise  determined  by the Committee to be equitable (i) in the event of changes in the  outstanding  stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations,
               reorganizations,    mergers,    consolidations,     combinations,
               exchanges, or other relevant changes in capitalization  occurring after the date of grant of any such  Stock  Option or  Restricted
               Shares or (ii) in the event of any change in  applicable  laws or any change in  circumstances  which results in or would result in any substantial dilution or enlargement of the rights granted to, or  available  for,  Participants,  or which  otherwise  warrants equitable  adjustment  because it  interferes  with the  intended operation of the Plan, in either case where such adjustment shall substantially  preserve  the value,  rights and  benefits  of any affected  Stock Options or Restricted  Shares.  The Company shall give each Participant notice of an adjustment hereunder and, upon notice,  such adjustment  shall be conclusive and binding for all purposes.

          9.3  Change of Control.

               (a)  If a Change of Control occurs and outstanding  Stock Options under the Plan are converted, assumed, replaced or continued
                    by the Company,  a successor or an  acquirer,  then,  in the case and only in the case of a Participant  whose employment
                    or  consulting   relationship   with  the  Company  and  its
                    Subsidiaries   is   terminated   by  the   Company  and  its
                    Subsidiaries (or any successors thereto) without Cause prior to the second anniversary of such Change of Control

                    (i)  any  outstanding   Stock  Options  then  held  by  such
                         Participant   which  are   unexercisable  or  otherwise
                         unvested   shall   automatically   be   deemed   to  be
                         exercisable or otherwise vested, as the case may be, as
                         of the  date  immediately  prior  to the  date  of such
                         termination of employment or cessation of services and

                    (ii) all  restrictions,  terms and conditions  applicable to all Restricted Shares then outstanding and held by such
                         Participant  shall lapse and be deemed to be  satisfied
                         as of the  date  immediately  prior to the date of such
                         termination of employment or cessation of services.

               (b)  If  a  Change  of  Control  occurs  and  the  Stock  Options outstanding  under  the  Plan  are not  converted,  assumed, replaced or  continued  by the  Company,  a successor  or an acquirer, then

                    (i)  all outstanding  Stock Options shall  automatically  be
                         deemed   to  be   exercisable   or   otherwise   vested
                         immediately  prior to the consummation of the Change of
                         Control  and all  Participants  shall be  permitted  to
                         exercise  their Stock Options  immediately  prior to or
                         concurrent  with  the  consummation  of the  Change  of
                         Control; and

                    (ii) all  restrictions,  terms and conditions  applicable to outstanding Restricted Shares shall lapse and be deemed
                         to be satisfied  immediately  prior to the consummation
                         of the Change of Control.

               (c)  To the extent that the implementation of the terms of (a) or
                    (b) above  causes an  Incentive  Stock  Option to exceed the dollar  limitation  set forth in Section 422(d) of the Code, or any successor provision thereto, the excess Stock Options shall be deemed to be Non-Qualified Stock Options.

               (d)  Upon  entering  into an  agreement  to  effect a  Change  of
                    Control,  referred to in Section 9.3(b),  the Committee may, subject to the consummation of the Change of Control,  cause
                    all   outstanding   Stock  Options  to  terminate  upon  the
                    consummation of the Change of Control. If the Committee acts
                    pursuant   to  the   preceding   sentence,   each   affected
                    Participant  shall  have the  right to  exercise  his or her outstanding Stock Options during a period of time determined by the Committee in its sole discretion. Notwithstanding the above,  in the  event  of a  Change  of  Control,  then  the
                    Committee  may,  in  its  discretion,   cancel  any  or  all
                    outstanding  Stock Options and cause the holders  thereof to be  paid,  in  cash  or  stock  (including  any  stock  of a successor or  acquirer),  or any  combination  thereof,  the value of such Stock Options,  including any unvested portion thereof,  based upon the excess of the value,  as determined by the  Committee in good faith,  of a share of Common Stock over the exercise price.

10.  Amendment, Suspension and Termination.

          10.1 In General.  The Board may suspend or terminate  the Plan (or any portion  thereof)  at any time and may amend the Plan at any time and from  time to time in such  respects  as the  Board  may deem advisable  or in  the  best  interests  of  the  Company  or  any
               Subsidiary;  provided, however, that without majority shareholder approval no such  amendment may (i) increase the number of shares of  Common  Stock  available  for  Stock  Options  or  grants  of
               Restricted Shares under Section 4.2, or (ii) increase the maximum annual grant under Section 6.6 or Section 7.6, as applicable.  In addition,  no such  amendment,  suspension or  termination  shall materially  and  adversely  affect the rights of any  Participant under any  outstanding  Stock  Options  or  grants of  Restricted
               Shares, without the consent of such Participant.

          10.2 Award Agreement  Modifications.  The Committee may, in its
               sole  discretion,  amend or  modify  at any time and from time to time the  restrictions,  terms and conditions of any  outstanding
               Stock Option or grant of  Restricted  Shares in any manner to the extent that the Committee  under the Plan or any Award  Agreement could have  initially  established  the  restrictions,  terms and conditions of such Stock Option or grant of Restricted Shares. No such amendment or  modification  shall,  however,  materially and adversely  affect  the rights of any  Participant  under any such
               Stock Option or grant of Restricted Shares without the consent of such  Participant.  Nothwithstanding  anything to the contrary in this Section  10.2,  no Stock  Option may be repriced,  replaced, regranted through  cancellation,  or modified without shareholder approval  (except in connection with Section 9.2 herein, a change in the capital structure of the Company),  if the effect would be to reduce the exercise price for the shares underlying such Stock
               Option.

11.  Termination of Employment or Services.

          11.1 In  General.  Except as is  otherwise  provided (a) in the relevant  Award  Agreement as determined by the Committee (in its sole  discretion)  or  (b) in  the  Participant's  then-effective employment,  severance  or  consulting  agreement,  if  any,  the following terms and conditions  shall apply as appropriate and as not inconsistent with the terms and conditions, if any, contained in such Award  Agreement  and/or such  employment  or  consulting agreement.

          11.2 Stock  Options.   Except  as  otherwise  provided  in  the
               relevant Award Agreement and subject to any  determination of the
               Committee  pursuant to the provisions of Section 6.7 of the Plan, if a Participant's employment with or performance of services for the Company and its Subsidiaries  terminates for any reason, then
               (i) any  then-unexercisable  Stock  Options shall be forfeited by the  Participant  and  canceled  by the  Company,  and (ii)  such
               Participant's  rights,  if any, to exercise any  then-exercisable
               Stock Options,  if any, shall  terminate six (6) months after the later  of the date of such  termination  or the last day on which services  were  performed  (but not beyond the stated term of any such Stock Option as  determined  under  Section 6.4 of the Plan;
               provided,  however,  that if such  termination  or  cessation  of service is due to death,  Disability or Retirement,  the exercise period for any exercisable  Stock Option shall in no case be less than one (1) year after the date of such termination or cessation of service  (but not  beyond  the  stated  term of any such Stock
               Option  as   determined   under   Section   6.4  of  the   Plan).
               Notwithstanding the above, the Committee, in its sole discretion, may determine that any such  Participant's  Stock Options may, to the extent  exercisable  immediately  prior to any termination of employment or cessation of services,  remain  exercisable  for an additional  period of time  after  any  period  set  forth  above expires  (subject to any other applicable terms and provisions of the Plan and the relevant  Award  Agreement),  but not beyond the stated term of any such Stock Option.

          11.3 Restricted  Shares.  Subject to the  provisions of Section
               9.3 herein, if a Participant's  employment with or performance of services for the Company and its Subsidiaries  terminates for any reason (other than due to death,  Disability or Retirement) prior to the satisfaction  and/or lapse of the restrictions,  terms and conditions  applicable  to a grant  of  Restricted  Shares,  such
               Restricted   Shares  shall   immediately   be  canceled  and  the
               Participant (or such Participant's estate, designated beneficiary or  other  legal  representative,  as  the  case  may  be  and as
               determined  by  the  Committee)   shall  forfeit  any  rights  or
               interests  in and with  respect  to any such  Restricted  Shares.
               Notwithstanding  anything to the contrary in this  Section  11.3, the Committee, in its sole discretion,  may determine that all or a portion of any such  Participant's  Restricted Shares shall not be so canceled and forfeited. If the Participant's  employment or performance of services  terminates  due to death,  Disability or
               Retirement,  the  Participant  (and  such  Participant's  estate, designated beneficiary or other legal representative, as the case may be and as  determined  by the  Committee)  shall  become  one
               hundred   percent   (100%)  vested  in  any  such   Participant's
               Restricted Shares as of the date of any such termination.

          11.4 Leaves of Absence/Transfers.  The Committee shall have the
               power  to   promulgate   rules  and   regulations   and  to  make
               determinations  under  the  Plan,  as it  deems  appropriate,  in respect  of  any  leave  of  absence  from  the  Company  or  any
               Subsidiary  granted  to  a  Participant.   Without  limiting  the
               generality of the foregoing,  the Committee may determine whether any such leave of absence shall be treated as if the  Participant has been terminated by the Company or any such  Subsidiary.  If a
               Participant  transfers  within  the  Company,  or to or from  any
               Subsidiary,  such  Participant  shall  not be deemed to have been terminated as a result of such transfers.

12.  Miscellaneous.

          12.1 Tax  Withholding.  The  Company  shall  have the  right to deduct from any payment or settlement under the Plan,  including, without  limitation,  the  exercise  of any  Stock  Option or the vesting of any  Restricted  Shares,  any federal,  state,  local, foreign or other  taxes of any kind which the  Committee,  in its sole  discretion,  deems  necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation.  In addition,  the  Company  shall have the right to require  payment from a Participant to cover any  applicable  withholding or other employment  taxes due upon any  payment or  settlement  under the
               Plan.

          12.2 No Right to Employment.  Neither the adoption of the Plan, the granting of any Stock Option or  Restricted  Shares,  nor the
               execution of any Award Agreement,  shall confer upon any employee or  consultant  of the  Company  or any  Subsidiary  any right to continued employment or consulting  relationship with the Company or any Subsidiary,  as the case may be, nor shall it interfere in any way with the right,  if any, of the Company or any Subsidiary to terminate the  employment or  consulting  relationship  of any employee or consultant  at any time for any reason,  even if such termination adversely affects such Participant's Stock Options or grants of Restricted Shares.

          12.3 Listing, Registration and Other Legal Compliance. No Stock
               Options, Restricted Shares or shares of the Common Stock shall be required  to be  issued  or  granted  under the Plan or any Award
               Agreement unless legal counsel for the Company shall be satisfied that  such  issuance  or  grant  will be in  compliance  with all
               applicable   securities   laws  and  regulations  and  any  other
               applicable laws or regulations.  The Committee may require,  as a
               condition  of  any  payment  or  share  issuance,   that  certain
               agreements, undertakings,  representations,  certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations.  Certificates  for shares of
               Common  Stock  delivered  under  the Plan  may  bear  appropriate legends and may be subject to such stock-transfer orders and such other  restrictions as the Committee may deem advisable under the rules,  regulations,  or other requirements of the Securities and
               Exchange  Commission,  any stock  exchange  upon which the Common
               Stock is listed, and any applicable  securities law. In addition, if, at any time  specified  herein (or in any Award  Agreement or otherwise) for (a) the granting of any Stock Option or Restricted
               Shares or the making of any  determination,  (b) the  issuance or other distribution of Common Stock, or (c) the payment of amounts to or through a  Participant  with respect to any Stock Option or grant of Restricted  Shares,  any law, rule,  regulation or other requirement of any governmental authority or agency shall require either the Company,  any  Subsidiary or any  Participant  (or any
               estate,  designated  beneficiary  or other  legal  representative
               thereof)  to  take  any  action  in  connection   with  any  such
               determination,  any such shares to be issued or distributed,  any such  payment,  or the making of any such  determination,  as the case may be,  shall be  deferred  until such  required  action is taken.

          12.4 Award  Agreements.  Each  Participant  receiving  a  Stock
               Option or grant of  Restricted  Shares under the Plan shall enter into an Award  Agreement  with the Company in a form specified by
               the  Committee.   Each  such  Participant   shall  agree  to  the
               restrictions, terms and conditions of the award set forth therein and in the Plan.

          12.5 Designation  of  Beneficiary.  Each  Participant to whom a
               Stock Option or Restricted  Share has been granted under the Plan may  designate a  beneficiary  or  beneficiaries  to exercise any
               Stock  Option or to receive any payment  which under the terms of the Plan and the relevant Award Agreement may become  exercisable or payable on or after the Participant's  death. At any time, and from  time to  time,  any  such  designation  may be  changed  or cancelled  by the  Participant  without  the  consent of any such beneficiary. Any such designation, change or cancellation must be on a form  provided for that purpose by the  Committee  and shall
               not  be  effective  until  received  by  the  Committee.   If  no
               beneficiary has been designated by a deceased Participant,  or if the designated  beneficiaries  have  predeceased the Participant, the  beneficiary  shall  be  the  Participant's  estate.  If  the
               Participant  designates more than one  beneficiary,  any payments under  the  Plan to such  beneficiaries  shall  be made in  equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

          12.6 Governing  Law.  The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware,  without  reference to the  principles  of conflict of laws thereof.  Any titles and headings herein are for reference  purposes  only,  and shall in no way limit,  define or otherwise affect the meaning,  construction or  interpretation of any provisions of the Plan.

          12.7 Effective Date. The Plan shall be effective as of the date of its approval by the Board, subject to the approval of the Plan by the Company's  shareholders in accordance with Sections 162(m)
               and 422 of the Code and the regulations  promulgated  thereunder.
               If such  approval  is not  obtained,  this  Plan  and any  awards granted under the Plan shall be null and void and of no force and effect.

                                                                      APPENDIX B

                              NEUROGEN CORPORATION

                             AUDIT COMMITTEE CHARTER

Organization

     There shall be a committee of the Neurogen  Corporation  board of directors to be known as the Audit  Committee.  The Audit  Committee  shall be composed of three or more  directors,  each of whom is  independent of the management of the corporation and is free of any relationship that, in the opinion of the board of directors, would interfere with his or her exercise of independent judgment as a committee member. All members of the committee shall have a working  familiarity with  basic  finance  and  accounting  practices  and at least one member of the committee shall have accounting or financial management expertise.

Statement of Policy

o    The Audit Committee shall provide assistance to the corporate  directors in
     fulfilling   their   responsibility   to   the   shareholders,    potential
     shareholders,  and investment  community relating to corporate  accounting, reporting  practices of the  corporation,  and the quality and integrity of the  financial  reports  of  the  corporation.  In  doing  so,  it  is  the responsibility of the Audit Committee to:

o    Serve as an  independent  and  objective  party to  monitor  the  Company's financial reporting process and internal control system.

o    Maintain  free  and open  means of  communication  between  directors,  the independent auditors and the financial management of the corporation.

o    Review  and  appraise  the  audit  efforts  of  the  Company's  independent auditors.

Responsibilities

     In carrying  out its  responsibilities,  the Audit  Committee  believes its policies  and  procedures  should  remain  flexible,  in order to best  react to changing  conditions  and to ensure to the directors and  shareholders  that the corporate  accounting and reporting practices of Neurogen are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the audit committee will:

o    Review and  approve  the  independent  auditors to be selected to audit the
     financial   statements  of  the  Company  and   subsidiaries.   Review  the
     performance of the independent  auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

o    Meet  with  the  independent  auditors  and  financial  management  of  the corporation  to review the scope of the proposed audit for the current year and the audit  procedures  to be utilized,  and at the  conclusion  thereof review  such  audit,  including  any  comments  or  recommendations  of the independent auditors.

o    Review  with  the  independent   auditors,   the  company's  financial  and
     accounting personnel,  the adequacy and effectiveness of the accounting and financial controls of the corporation,  and elicit any  recommendations for the  improvement of such internal  control  procedures or particular  areas where new or more detailed controls or procedures are desirable. Particular emphasis  should be given to the  adequacy  of such  internal  controls  to expose  any  payments,  transactions  or  procedures  that  might be deemed illegal or otherwise improper.  Further, the committee  periodically should review  company  compliance  policies and  procedures  to  determine  their adequacy in protecting the interests of the Company.

o    Review  the  financial   statements  contained  in  the  annual  report  to
     shareholders with management and the independent auditors to determine that the  independent  auditors are satisfied with the disclosure and content of the financial  statements to be presented to the  shareholders.  Particular emphasis  should be given to any changes in accounting  principles  and any matters which require a substantial degree of judgment or interpretation of accounting principles and which are likely to have a material impact on the disclosure and content of the financial statements taken as a whole.

o    Consider  the  independent   auditors'  judgments  about  the  quality  and
     appropriateness  of the Company's  accounting  principles as applied in its financial reporting.

o    Provide  sufficient  opportunity for the independent  auditors to meet with the members of the Audit Committee  without members of management  present.
     Among the  items to be  discussed  in these  meetings  are the  independent auditors'  evaluation  of  the  corporation's  financial,  accounting,  and auditing  personnel,  and the  cooperation  that the  independent  auditors received during the course of the audit.

o    Review  accounting and financial  human  resources and succession  planning within the company.

o    Submit  the  minutes of the Audit  Committee  to, or  discuss  the  matters discussed at each committee meeting with, the board of directors.

o    Investigate  any matter  brought to its  attention  within the scope of its duties,  with the power to retain  outside  counsel for this purpose if, in its judgment, that is appropriate.

o    Review and assess the  adequacy of this  charter on an annual basis or more frequently, as conditions dictate.

o    Perform  any other  activities  consistent  with this  Charter,  Neurogen's bylaws and governing law, as the Audit  Committee or the board of directors deems necessary or appropriate.